LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is made as of this 12th day of July, 2019 (the “Effective Date”), by and between PW CO CanRE JAB LLC, a Colorado LLC, with an address of which for notice purposes is 301 Winding Road, Old Bethpage, New York 11804 (“Landlord”) and JAB Industries Ltd dba WildFlower Farms, a Colorado LLC, with an address of which for notice purposes is 5914 Brave Eagle Drive Colorado Springs, CO 80924 (“Tenant”).

1. PROPERTY; TERM.

1.1 PREMISES Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain property identified as Lot 18, Tamarack Subdivision, 19977 Tamarack Circle, Ordway, Colorado 81063, which shall be deemed and stipulated to contain 2.11 acres and approximately 13,000 rentable square feet of greenhouse and other related space (the “Building”) for all purposes of this Lease and irrespective of any variation thereof which might ever be determined by measurement (together, the land and Building shall be referred to as the “Premises”). The Premises is situated on the real property described by address in Exhibit A attached hereto (“Property”) and also depicted along with the approximate location of the Premises on that certain site plan (“Site Plan”) attached hereto as Exhibit A-1. The Building and the location of the Premises are as shown on the Site Plan attached hereto as Exhibit A-1.

1.2 LEASE TERM. The term of this Lease (“Term”) shall be two hundred forty (240) full calendar months plus the portion of the month in which the Commencement Date defined below occurs if the Commencement Date is other than the first day of the month; and subject to the possibility of two (2) options to renew, each for a period of five (5) years, subject to the terms, timing, conditions and rents applicable thereto as specified below. The continuation of the Term into any such renewal option shall also be deemed to give rise to a period called part of the Term hereunder. The Term shall commence on the closing on the acquisition of the property by the Landlord. Tenant shall have no right to possession of the Premises until Tenant has provided Landlord with a certificate of insurance evidencing the insurance coverages that Tenant is obligated to maintain pursuant to this Lease together with a copy of its validly issued and currently effective Colorado State license to operate a grow/processing facility for medical marijuana. Notwithstanding tender and the occurrence of the Commencement Date, Tenant is expressly prohibited from commencing its contemplated use hereunder in and at the Premises, except for the “Minor Preparations” defined below, until such time as (X) the conditions above in this Paragraph have been satisfied, and (Y) all of Tenant’s Cannabis Use Permits defined below have been secured and reasonably evidenced to Landlord, and (Z) all local licenses and permits required to be obtained to operate Tenant’s business have been obtained and delivered to Landlord. “Minor Preparations” means minimal preparations for operations such as installation of security cameras, patching, décor placements, and similar activities but expressly excluding any actual performance of physical construction or permanent improvements (and where in doubt, Landlord will promptly reasonably respond with a decision as to any specific activity to be taken which Tenant believes should qualify as Minor Preparations, advising if same is or is not Minor Preparations). For these purposes the “Cannabis Use Permits” are defined as follows is defined as follows:

1.2.1 Cannabis Use Permits: Tenant acknowledges and agrees and Landlord requires, that Tenant shall secure all State of Colorado and all County of Crowley Colorado required licenses and approvals of all applicable jurisdictions and regulatory bodies, including those required under the Marijuana Code, Title 44, Article 11, Section 101 et. seq. (the “MMC”) as well as the Colorado Constitution, Article XVIII, those promulgated by the Colorado Department of Regulatory Agencies and the Denver Department of Excise and Licenses to operate for its intended medical marijuana grow and/or process facility, and any other permitted use per Tenant’s permit, including without limitation, those necessary to be in compliance with all State of Colorado regulations noted in the MMC (collectively, the “Cannabis Use Permits”). Tenant shall evidence all such Cannabis Use Permits by providing a copy of same to Landlord along with a letter from Tenant’s legal counsel enclosing same and confirming that those enclosures represent all State of Colorado required approvals or permits that are available to evidence to a Landlord; and shall advise Landlord that Tenant has secured such Cannabis Use Permits and is at such time in compliance with same, and that all such Cannabis Use Permits remain in full force and effect with the State of Colorado at that time. As of the Effective Date the parties acknowledge that rules, regulations and requirements of the State of Colorado pertaining to the intended use hereunder include those described at the website for the State of Colorado’s “Medical Marijuana Code”, https://www.colorado.gov/pacific/enforcement/statues-colorado-revised-statutes-crs; Tenant shall at all times remain in compliance therewith; and such web site refers among other things to the implementation of the Department’s rules for all forms of marijuana, including medical marijuana, overseeing the statewide Medical Marijuana Use Registry, licensing of Colorado businesses to cultivate, process, and dispense marijuana; and among other implementing legislation and regulation, Article 11, Colorado Statutes and Colorado Administrative Code Chapter 44 found in the Department of State Colorado Administrative Register (“CAR”).

1.2.2 Zoning Approval Letter: On or before commencement of the Lease, Tenant shall, at its sole cost and expense, secure all required local permits, licenses and approvals (“Permits and Approvals”) required to commence operations for its grow/process facility and shall provide Landlord with a copy of all such Permits and Approval showing their effectiveness with no appeals pending, no appeal instituted and no petition filed (the “Appeals Process”). Tenant covenants and agrees to use its best efforts to obtain all required zoning and local planning approvals or permits or variances and a writing from governmental authority indicating same (“Zoning Approval Letter”), which Zoning Approval Letter confirms that the contemplated use herein is allowed and approved for the Premises (inclusive of all parking requirements, if any, deemed necessary by governmental authority). Without cost to Landlord, Landlord will reasonably cooperate with Tenant on request in Tenant’s efforts to secure its Zoning Approval Letter provided, “reasonably cooperate” means reasonably responding to inquiries to reasonably confirm facts or information and otherwise acting in a reasonable manner consistent with the purposes of this Lease toward the goal of enabling Tenant to secure its Permits and Approvals including executing applications that owners are required to sign or join in with tenants. Tenant shall evidence immediately to Landlord each and all of the Permits and Approvals as same are secured by Tenant.

1.2.3 Termination for Failure of Permits and Approvals:

(a) After the Commencement Date: If for any reason Tenant shall suffer a loss of its required Permits and Approvals including through State revocation as described in the CAR, Tenant shall immediately in writing notify Landlord and shall immediately cease all marijuana grow/processing business operations and activities in and at the Premises which otherwise are permitted by this Lease until such time as the lost and/or revoked Permits and Approvals have been re-secured and reasonably evidenced to Landlord. In addition:

(i) Without Fault: Should Tenant secure its Permits and Approvals but, then suffer a loss thereof, but only if such loss arises by reason of either a loss of local zoning approval or a revocation or loss of any of the Permits and Approvals, and such occurrence arises through no fault, no inaction, no omission, and no other conduct or action of Tenant which conduct or action is in breach of this Lease or breach by Tenant of the State rules and regulations and laws which govern under the Permits and Approvals, such event shall be called an “Excused Loss of Approvals”. In case of an Excused Loss of Approvals, Tenant shall immediately notify Landlord in writing upon receipt of written notice of same and Tenant may thereafter at any time until such lost Permits and Approvals have been re-secured, terminate this Lease upon delivery of written notice of such termination (an “Excused Termination”); provided, such an Excused Termination shall not be effective until the ninetieth (90th) day after the giving of written notice of such termination unless Landlord elects for such Excused Termination to be effective sooner (including retroactively to the date of such loss). An Excused Termination shall be deemed and treated as though the Lease had been thereby automatically amended to establish such termination date as the date of natural expiration of the Term without renewal, extension or other option exercise (with any previously exercised option automatically thereby deemed withdrawn).

(ii) With Fault: Should Tenant secure its Permits and Approvals during the above noted period but, thereafter suffer a loss thereof but only if such loss arises by reason of either a loss of local zoning approval or a revocation or loss of any of the Permits and Approvals where such loss or revocation so arises through fault, inaction, omission, or other conduct or action of Tenant which conduct or action is in breach of this Lease or breach by Tenant of the State rules and regulations and laws which govern under the Permits and Approvals, such event shall be called an “Unexcused Loss of Approvals”. In case of an Unexcused Loss of Approvals, Tenant shall immediately notify Landlord in writing upon written receipt of same and Landlord may thereafter at any time until such lost Permits and Approvals have been re-secured, terminate this Lease upon delivery of written notice of such termination (an “Unexcused Termination”); provided, such an Unexcused Termination shall not be effective until the ninetieth (90th) day after the giving of written notice of such termination. During such 90-day period, if Tenant is able to re-secure such lost Permits and/or Approvals, as applicable, the Unexcused Termination will not take effect. In case of an Unexcused Termination, same shall also constitute a breach and default of this Lease for which all remedies of Landlord shall be cumulative.

1.2.4 Landlord’s Right of Termination for Legal Climate Risk Change: If at any time during the Term(s) of the Lease, the legal landscape in which Colorado sanctioned and approved use herein contemplated interplays with the Federal Issues (defined below), is altered such that there has occurred or there is imminent to occur (or actually occurring) a seizure of Landlord’s property, or imminent to occur (or actually occurring) Federal action to impose or seek criminal sanctions or civil forfeiture upon Landlord or any of its assets by reason of this Lease and/or the related activities contemplated herein to occur (or occurring), then Landlord may terminate the Lease upon 30 days’ prior written notice to Tenant of termination, whereupon the Lease shall be deemed and treated as though it had naturally expired on the indicated termination date set forth in such notice, unless Tenant is able to prevent or cure, as applicable, the material adverse consequence prior to such termination date and provided further, during such thirty (30) day period, Tenant shall cease any operation or activity to the extent necessary to address the actual threat to Landlord as credibly presented and communicated in writing to Tenant. Landlord expressly acknowledges, however, that the current legal landscape as of the Effective Date hereof, including the current status of Federal Issues, shall not in and of itself constitute such a legal climate risk change permitting any such termination. Upon any such termination, Landlord shall not have any obligation to reimburse or recompense Tenant for any costs Tenant has incurred related to Tenant’s improvements of the Premises; the Building shall remain on the Property; and in any event rents and charges hereunder shall remain due and owing through any actual termination date arising.

2. RENT AND OTHER CHARGES.

2.1 BASE RENT. Tenant agrees to pay monthly rent (“Base Rent”) on the first day of each month of the Term, together with any and all rental, sales or use taxes levied by any governmental body for the use or occupancy of the Premises and any rent or other charges payable hereunder in accordance with the following schedule:

Period / Lease Year	Annualized Base Rent rate/RSF	Monthly Base Rent*
Commencement Date through the 6th month thereafter (“Rent Commencement Date”).	Abated; see below	Abated; see below
First Partial Month: Rent Commencement Date through the last day of the month during which the Rent Commencement Date occurs (herein the “First Partial Month”)	Not annualized	$30,972.00 (pro-rated proportionate to the number of days of the month)

See attached rent schedule 2.1 for remaining Base Rent

2.1.1 If the Commencement Date should be a date other than the first day of a calendar month, then the first installment of Base Rent shall be prorated by multiplying the regular monthly installment of Base Rent by a fraction, the numerator of which is the number of days from the Commencement Date through the final day of the first calendar month of the Term and the denominator of which is the total number of days in the calendar month in which the Commencement Date occurs. In such event, Lease Month 1 would commence on the first day of the calendar month following the month in which the Commencement Date occurs.

2.1.2 Rent Payment Address: Base Rent (and any and all other items of rent, additional rent or sums due Landlord hereunder) shall be paid without demand, without necessity of notice, without reduction, without set off and without deduction in wire transfer of immediately available funds or by check or money order to Landlord at 301 Winding Road, Old Bethpage, New York 11804 or such other address as Landlord directs in writing from time to time at least 30 days prior to next rental installment where such writing is given in accordance with the notice provisions of this Lease. Rent may NOT be paid in cash.

2.1.3 Notwithstanding anything to the contrary contained herein, Base Rent (but not Tenant’s Operating Expenses (as hereinafter defined)) shall be abated (and the total of all such rents so abated are herein called the “Abated Rent”) throughout and during the first six (6) months of the Lease Term. Any rents hereunder due for a partial month shall be pro-rated based upon the number of days in such month.

2.2 LATE CHARGES. If any Base Rent or other payment due under this Lease is not received by Landlord within ten (10) days of the due date of such payment, Tenant shall pay, in addition to such payment a late charge equal to the greater of (i) three percent (3.0%) of the payment which is past due or (ii) Two Hundred Fifty and No/100 Dollars ($250.00). If any payment due from Tenant shall remain overdue for more than ten (10) days, interest shall accrue daily on the past due amount from the date such amount was due until paid or judgment is entered at a rate equivalent to the lesser of ten percent (10%) per annum and the highest rate permitted by law. Interest on the past due amount shall be in addition to and not in lieu of the five percent (3.0%) late charge or any other remedy available to Landlord.

2.3 ADDITIONAL RENT. This Lease shall be deemed to be a “triple net” lease, it being the express understanding and intent of Landlord and Tenant that the Base Rent due hereunder shall be absolutely net to Landlord and that all costs and expenses for the Premises, to the extent practicable, shall be paid directly to the applicable service provider or entity charging such expense by Tenant. Except as otherwise expressly set forth herein, Tenant shall pay all expenses arising in connection with the Premises, including without limitation, all Operating Expenses (as hereinafter defined). All charges payable by Tenant under the terms of this Lease other than Base Rent are called “Additional Rent.” The term “Rent” shall mean Base Rent and Additional Rent.

2.4 OPERATING EXPENSES.

2.4.1 DEFINITIONS. For all purposes of this Lease, the following terms shall have the meanings ascribed to them herein.

2.4.1.1 “Operating Expenses” shall mean any reasonable and actual expenses incurred whether by Landlord or by others on behalf of Landlord, arising out of Landlord’s maintenance, operation, management, insuring, repair, replacement (if such replacement is generally regarded in the industry as increasing operating efficiency or is required under any Applicable Law that was not in effect or not applicable to the Property on the Commencement Date) and administration of the Building and the Premises including, without limitation: (i) all real estate, personal property and other ad valorem taxes, and any other levies, charges, local improvement rates, and assessments whatsoever assessed or charged against the Building, the Premises and the equipment and improvements owned by Landlord therein contained, including any amounts assessed or charged in substitution for or in lieu of any such taxes, excluding only income or capital gains taxes imposed upon Landlord, and including all fees and costs associated with the appeal of any assessment on taxes; (ii) insurance that Landlord is obligated or permitted to obtain under this Lease and any reasonable industry standard deductible amount applicable to any claim made by Landlord under such insurance; (iii) security, if any is provided by Landlord; (iv) landscaping and pest control; (v) wages and benefits, and all taxes thereon, payable to employees of Landlord and Landlord’s property manager whose duties are directly connected with the operation and maintenance of the Premises; and (vi) dues and assessments under any applicable deed restrictions or declarations of covenants and restrictions.

2.4.1.2 Operating Expenses shall, however, exclude: (i) interest and amortization on mortgages and other debt costs or ground lease payments, if any; (ii) depreciation of buildings and other improvements (except permitted amortization of certain capital expenditures); (iii) legal fees in connection with leasing, tenant disputes or enforcement of leases; (iv) real estate brokers’ commissions or marketing costs; (v) improvements or alterations to tenant spaces not required by law or Landlord’s insurance underwriting standards; (vi) the cost of providing any service directly to, and paid directly by, any tenant; (vii) costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a warranty or other such third party (such proceeds to be deducted from Operating Expenses in the year in which received); and (viii) capital expenditures, except those (a) made primarily to reduce Operating Expenses or increases therein, or to comply with laws or insurance requirements (excluding capital expenditures to cure violations of laws or insurance requirements that existed prior to the date of this Lease), or (b) for replacements (as opposed to additions or new improvements); provided, any such permitted capital expenditure shall be amortized (with interest at the prevailing loan rate available to Landlord when the cost was incurred) over: (x) the period during which the reasonable estimated savings in Operating Expenses equals the expenditure, if applicable, or (y) the useful life of the item as reasonably determined by Landlord, but in no event fewer than five (5) years nor more than ten (10) years. For clarity, Operating Expenses shall exclude any administrative fees above ,the management fee described in Section 2.4.1.1(v) and any penalties, late or late fees associated with Landlord’s failure to pay an expense timely.

2.4.2 PAYMENT OF OPERATING EXPENSES. In addition to the payment of Base Rent, Tenant shall pay to Landlord all Operating Expenses in accordance with the terms hereof. Landlord shall bill Tenant for its Operating Expenses as incurred and such payment will be due in full with the next monthly rent payment. All such amounts are deemed items of additional rent and are subject to sales tax )if applicable) which Tenant shall pay together with all such moneys as and when paid to Landlord.

2.4.4 UTILITIES; JANITORIAL SERVICES.

2.4.4.1 Utilities at the Premises. Tenant shall be solely responsible for and shall promptly pay directly to the service providers all charges for gas, heat, light, electricity, water, sewer, security, power, telephone and any other utility or service used in or servicing the Premises exclusively and all other costs and expenses involved in the care, maintenance, and use thereof and not related to the rest of the Building.

2.4.4.2 Janitorial Services. Tenant shall be solely responsible for and shall promptly pay for all window washing, janitorial service and trash and debris removal charges relating to the Premises. Tenant shall maintain the Premises in a clean and orderly fashion.

3. USE OF PROPERTY.

3.1 PERMITTED USES. Tenant may use the Premises for a State of Colorado officially sanctioned, approved, permitted and authorized medical marijuana grow/processing center as further described below, being a State approved “Grow Facility” as more particularly defined and described in the CAR, in compliance with all of the Permits and Approvals described above, or for any other use permitted by the Colorado regulatory bodies, including those permitted under the Marijuana Code, Title 44 as well as the Colorado Constitution, Article XVIII, and those permits promulgated by the Colorado Department of Regulatory Agencies, as may be amended (“Permitted Use”); and for no other use or purpose whatsoever if not in compliance with the Permits and Approvals. Tenant shall NOT be permitted to sell any product to be consumed on site whatsoever. Landlord acknowledges and agrees that such is the intended use to be permitted under this Lease. Notwithstanding anything herein to the contrary, Landlord acknowledges and agrees that Tenant’s Permitted Use shall not be a violation of this Lease while and so long as Tenant is properly licensed, permitted and approved with all State of Colorado and local Permits and Approvals in good standing with the State of Colorado (the “Legal Compliance Clarification”).

3.2 COMPLIANCE WITH LAWS.

3.2.1 LANDLORD’S COMPLIANCE. Tenant shall be responsible for any costs associated with making any modifications to the Building required pursuant to any federal, state or local laws, ordinances, building codes, and rules and regulations of governmental entities having jurisdiction over the Premises, including but not limited to the Board of Fire Underwriters and the Americans with Disabilities Act (“ADA”) and all regulations and orders promulgated pursuant to the ADA (collectively, “Applicable Laws”). Landlord shall comply with any and all Colorado revised statue marijuana laws and/or Colorado Department of Revenue’s Marijuana Enforcement Division rules and regulations specifically relating to Landlords and specifically with respect to ADA for the structure of the Building noting Tenant shall remain responsible for compliance for ADA for its employees and within the Building.

3.2.2 TENANT’S COMPLIANCE. Tenant shall comply with all Applicable Laws, and shall promptly comply with all governmental orders and directives for the correction, prevention, and abatement of any nuisances and any violation of Applicable Laws in, upon, or connected with the Premises, all at Tenant’s sole expense. Tenant warrants that all improvements or alterations of the Premises made by Tenant or Tenant’s employees, agents or contractors, either prior to Tenant’s occupancy of the Premises or during the Term, will comply with all Applicable Laws, including any and all on site security requirements set forth under Applicable Laws or as otherwise reasonably required by Landlord given the safety concerns associated with the Permitted Use hereunder. In the event that (i) Tenant’s specific use and occupancy of the Premises, or (ii) any alterations to the Premises performed by or on behalf of Tenant pursuant to this Lease, necessitates or triggers any modifications (including structural modifications) to the Premises or Building or alterations to the Building systems, the same shall be made by Landlord pursuant to a budget reasonably agreed upon by Landlord and Tenant and promptly reimbursed by Tenant within thirty (30) days after written demand by Landlord, including backup substantiating Tenant’s proportionate share of the expenses; Tenant will procure at its own expense all permits and licenses required for the transaction of its business in the Premises. In addition, Tenant warrants that its use of the Premises will be in strict compliance with all Applicable Laws subject to the Legal Compliance Clarification.

3.3 HAZARDOUS MATERIAL. Throughout the Term, Tenant will not bring upon the Premises or release, discharge, store, dispose, or transport of any Hazardous Materials (as hereinafter defined) on, under, in, above, to, or from the Premises or the Building, except that de minimis quantities of Hazardous Materials may be used in the Premises as necessary for the customary maintenance of the Premises provided that same are used, stored and disposed of in strict compliance with Applicable Laws. For purposes of this provision, the term “Hazardous Materials” will mean and refer to any wastes, materials, or other substances of any kind or character that are or become regulated as hazardous or toxic waste or substances, or which require special handling or treatment, under any Applicable Laws.

If Tenant’s activities at the Premises or Tenant’s use of the Premises (a) result in a release of Hazardous Materials that is not in compliance with Applicable Laws or permits issued thereunder; (b) gives rise to any claim that requires a response under Applicable Laws or permits issued thereunder; (c) causes a significant public health threat; or (d) causes the presence at the Premises, Building or Park of Hazardous Materials in levels that violate Applicable Laws or permits issued thereunder, then Tenant shall, at its sole cost and expense: (i) immediately provide verbal notice thereof to Landlord as well as notice to Landlord in the manner required by this Lease, which notice shall identify the Hazardous Materials involved and the emergency procedures taken or to be taken; and (ii) promptly take all action in response to such situation required by Applicable Laws, provided that Tenant shall first obtain Landlord’s approval of the non-emergency remediation plan to be undertaken. Landlord hereby represents that to the best of its knowledge and belief as of the Commencement Date there are no Hazardous Materials at the Building, on the Premises or on the Park which exceed levels that require remediation or similar clean up or curative action be taken.

Tenant shall at all times indemnify and hold harmless Landlord against and from any and all claims, suits, actions, debts, damages, costs, losses, obligations, judgments, charges and expenses (including reasonable attorneys’ fees) of any nature whatsoever suffered or incurred by Landlord to the extent they were caused by the following activities of Tenant at the Premises, Building or Property during the Term of this Lease and arise from events or conditions which came into existence after the Commencement Date not caused by Landlord or other tenants: (i) any release, release, or disposal of any Hazardous Materials at the Premises, Building or Property by Tenant, or (ii) the violation of any Applicable Laws at the Premises, Building or Property pertaining to protection of the environment, public health and safety, air emissions, water discharges, hazardous or toxic substances, solid or hazardous wastes or occupational health and safety. The indemnification obligations of Tenant shall survive the expiration or earlier termination of this Lease.

3.4 SIGNS. Tenant shall not place any signs on the Premises, Building or Property or except with the prior written consent of Landlord, including consent as to location and design, which may be withheld in Landlord’s sole discretion. Tenant agrees to remove all of its signs prior to termination of the Lease and upon such removal to repair all damage incident to such removal.

3.5 ACCESS.

3.5.1 LANDLORD’S ACCESS. Landlord shall be entitled at all reasonable times and upon reasonable notice to enter the Premises to examine them and to make such repairs, alterations, or improvements thereto as Landlord is required by this Lease to make or which Landlord considers necessary or desirable; provided, Landlord shall comply with all law in respect of any such entry; Landlord may require Tenant provide an accompanying staff member or employee with any such entry; Landlord will honor any specifically closed-off areas as may be required by law for security and safety; but Landlord may nonetheless act as prudent and necessary in case of emergency. Tenant shall not unduly obstruct any pipes, conduits, or mechanical or other electrical equipment so as to prevent reasonable access thereto. Landlord shall exercise its rights under this section, to the extent possible in the circumstances, in such manner so as to reduce, if practical, interference with Tenant’s use and enjoyment of the Premises. Subject to the foregoing, Landlord and its agents have the right to enter the Premises at all reasonable times and upon reasonable notice to show them to prospective purchasers, lenders, or anyone having a prospective interest in the Building, and, during the last six (6) months of the Term or any renewal thereof, to show them to prospective tenants. Landlord will have the right at all times to enter the Premises with Tenant or licensed individual(s) on behalf of the Tenant to escort the Landlord in the event of an emergency affecting the Premises, subject to any applicable limitations required by Colorado revised statue laws and/or Colorado Department of Revenue’s Marijuana Enforcement Division regulations. Although Landlord shall not have the right to place “For Lease” signs in the Premises, or upon the exterior of the Premises itself, nothing herein shall limit Landlord’s rights to promote, advertise, place “For Lease” signs or otherwise market leasing of the Property in whatever lawful manner Landlord may elect, as long as such manner(s) do not materially interfere with the Premises.

3.5.2 TENANT’S ACCESS. Tenant shall have access to the Premises twenty-four (24) hours per day, seven (7) days per week, 365 days per year, subject to reasonable security measures and except in the event of an emergency, casualty, force majeure or similar event which causes Landlord to limit access to tenants, which limitation of access shall be for the shortest duration as reasonably possible.

3.6 QUIET POSSESSION. Provided Tenant is not in default beyond applicable notice and cure periods, Tenant shall be entitled to peaceful and quiet enjoyment of the Premises for the Term without interruption or interference by Landlord or any person claiming through Landlord.

3.7 COVENANTS AND RESTRICTIONS. Tenant hereby acknowledges and agrees that the Building, and Tenant’s occupancy thereof, is subject to all matters of Public Record.

4. TENANT ALTERATIONS AND IMPROVEMENTS.

4.1 TENANT IMPROVEMENTS; CONDITION OF PREMISES. Except as expressly provided in this Lease, Tenant acknowledges and agrees that Landlord has not undertaken to perform any modification, alteration or improvements to the Premises, and Tenant further waives any defects in the Premises and acknowledges and accepts the Premises in their “AS IS” condition, and as suitable for the purpose for which they are leased. Tenant acknowledges and agrees that if Tenant desires to expand its existing operations at the Premises or elsewhere, Landlord shall have the ability to lease space to Tenant for such operations on comparable terms and conditions as set forth in this Lease. Tenant shall continue to be responsible for all of its own construction and operational costs and expenses at all such additional facilities; provided, however, Landlord and Tenant covenant and agree to use their good faith efforts to cooperate with each other to establish a mutually agreed upon budget, lease terms and the conditions for the lease by Landlord to Tenant of all such facilities.

4.2 TENANT ALTERATIONS. Tenant will not make or allow to be made any alterations in or to the Premises without first obtaining the written consent of Landlord, which consent may be granted or withheld in Landlord’s sole discretion; provided, however that such Landlord consent shall not be required for changes that are not to the exterior, or are not to the structure, or are not to Building systems, or which are merely cosmetic in nature. All Tenant alterations will be accomplished in a good and workmanlike manner at Tenant’s sole expense, in conformity with all Applicable Laws by a licensed and bonded contractor approved in advance by Landlord, such approval of contractor not to be unreasonably withheld or delayed. All contractors performing alterations in the Premises shall carry workers’ compensation insurance, commercial general liability insurance, automobile insurance and excess liability insurance in amounts reasonably acceptable to Landlord and shall deliver a certificate of insurance evidencing such coverages to Landlord prior to commencing work in the Premises. Upon completion of any such work, Tenant shall provide Landlord with “as built” plans, copies of all construction contracts, and proof of payment for all labor and materials. All alterations or improvements, except for lighting and lighting fixtures, security systems and millwork and cabinetry to the extent each was paid for by Tenant, shall remain with the Premises upon Lease termination or expiration and will be surrendered to Landlord along with the Premises at such time and will be deemed owned by Landlord at all times from and after and upon completion thereof (but rights to the use of same and Tenant’s obligations to keep in good order, condition and repair and maintain same, as a part of the Premises, shall remain with Tenant pursuant to this Lease during the term of this Lease). Tenant will have no authority or power, express or implied, to create or cause any construction lien or mechanics’ or materialmen’s lien or claim of any kind against the Premises, the Property or any portion thereof. Landlord’s interest in the Premises is not and shall not be subject to any liens as a result of Tenant’s use or occupancy of the Premises including specifically, without limitation, for improvements made by Tenant, and all such liens are expressly prohibited. Tenant will promptly cause any such liens or claims to be released by payment, bonding or otherwise within thirty (30) days after request by Landlord, and will indemnify Landlord against losses arising out of any such claim including, without limitation, legal fees and court costs. Landlord has the right, but not the obligation, to discharge any such lien. Any amount paid by Landlord for such purpose and Landlord’s related reasonable attorneys’ fees shall be paid by Tenant to Landlord upon demand and shall accrue interest from the date paid by Landlord until Landlord is reimbursed therefor at the highest rate permitted by Law. NOTICE IS HEREBY GIVEN THAT LANDLORD WILL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIAL FURNISHED OR TO BE FURNISHED TO TENANT, OR TO ANYONE HOLDING THE PREMISES THROUGH OR UNDER TENANT, AND THAT NO MECHANICS’ OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS WILL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN THE PREMISES. TENANT WILL DISCLOSE THE FOREGOING PROVISIONS TO ANY CONTRACTOR ENGAGED BY TENANT PROVIDING LABOR, SERVICES OR MATERIAL TO THE PREMISES.

5. INSURANCE AND INDEMNITY.

5.1 TENANT’S INSURANCE. Tenant will throughout the Term (and any other period when Tenant is in possession of the Premises) carry and maintain, at its sole cost and expense, the following types of insurance, which shall provide coverage on an occurrence basis (except for Tenant’s products liability policy, which shall be on a claims-made basis), in the amounts specified with deductible amounts reasonably satisfactory to Landlord:

(a) COMMERCIAL GENERAL LIABILITY INSURANCE. Commercial general liability (“CGL”) insurance with coverage for premises/operations, personal and advertising injury, products/completed operations and contractual liability with combined single limits of liability of not less than $1,000,000 with $2,000,000 umbrella for a total of $3,000,000 for bodily injury and property damage per occurrence.

(b) COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE. Comprehensive automobile liability insurance with a limit of not less than $1,000,000 per occurrence for bodily injury, $500,000 per person and $100,000 property damage or a combined single limit of $1,000,000 for both Tenant-owned and leased vehicles.

(c) UMBRELLA COVERAGE. Tenant shall also carry and maintain umbrella coverage with a limit of not less than $5,000,000 per occurrence.

(d) PROPERTY INSURANCE. Insurance of personal property, decorations, trade fixtures, furnishings, equipment, alterations, leasehold improvements and betterments made by Tenant on a replacement cost basis, with coverage equal to not less than one hundred percent (100%) of the full replacement value of the insured property. Such insurance shall be written on the ISO Special Perils form including but not limited to the perils of fire, extended coverage, windstorm, vandalism, malicious mischief and sprinkler leakage, for the full replacement cost value of the covered items and in amounts that meet any co-insurance clause of the policies of insurance with a deductible amount not to exceed $10,000. Tenant’s policy will also include business interruption/extra expense coverage in amounts sufficient to insure twelve (12) months of interrupted business operations at the Premises.

(e) WORKERS’ COMPENSATION. Workers’ compensation insurance covering all employees of Tenant, as required by the laws of the State of Colorado, and employers’ liability coverage subject to limits required by law.

All policies referred to above shall: (i) be taken out with insurers permitted to write policies in Colorado having a minimum A.M. Best’s rating of A-, Class VII, or otherwise approved in advance by Landlord; (ii) be non-contributing with, and shall apply only as primary and not as excess to any other insurance available to Landlord or any mortgagee of Landlord; and (iii) contain an obligation of the insurers to endeavor to notify Landlord not less than thirty (30) days prior to any material change, cancellation or termination of any such policy except not less than ten (10) days prior in the case of termination due to Tenant’s nonpayment of premiums. Landlord and Landlord’s property manager, and any mortgagees named by Landlord, shall be named as additional insureds on the CGL and automobile liability policies. Tenant shall provide certificates of insurance on Acord Form 25-S on or before the Commencement Date and thereafter at times of renewal or changes in coverage or insurer, and if required by a mortgagee copies of such insurance policies certified by Tenant’s insurer as being complete and current promptly upon request. If (a) Tenant fails to take out or to keep in force any insurance referred to in this Section 5.1, or should any such insurance not be approved by either Landlord or any mortgagee, and (b) Tenant does not commence and continue to diligently cure such default within two (2) business days after notice by Landlord to Tenant specifying the nature of such default, then Landlord has the right, without assuming any obligation in connection therewith, to procure such insurance at the sole cost of Tenant, and all outlays by Landlord shall be paid by Tenant to Landlord without prejudice to any other rights or remedies of Landlord under this Lease. Tenant shall not keep or use in the Premises any article that may be prohibited by any fire or casualty insurance policy in force from time to time covering the Premises or the Building.

5.2 LANDLORD’S INSURANCE. During the Term, Landlord, at its option, may carry and maintain the following types of insurance: (i) property insurance on the Building covering “All Risks” perils in an amount equal to the full replacement cost of the Building (excluding any property with respect to which Tenant and other tenants are obliged to insure pursuant to Section 5.1 or similar sections of their respective leases); and (ii) commercial general liability insurance with respect to Landlord’s operations on the Property. Landlord may maintain any other commercially reasonable insurance coverages relating to the Premises, or Tenant’s activities and operations therein. All costs of such insurance are properly includable in Operating Expenses and shall be reimbursed by Tenant.

5.3 RELEASE AND WAIVER OF SUBROGATION RIGHTS. The parties hereto, for themselves and anyone claiming through or under them, hereby release and waive any and all rights of recovery, claim, action or cause of action, against each other, their respective agents, directors, officers and employees, for any loss or damage to all property, whether real, personal or mixed, located in the Premises or the Building, by reason of any cause against which the releasing party is actually insured or, regardless of the releasing party’s actual insurance coverage, against which the releasing party is required to be insured pursuant to the provisions of Sections 5.1 or 5.2. This mutual release and waiver shall apply regardless of the cause or origin of the loss or damage, including negligence of the parties hereto, their respective agents and employees except that it shall not apply to willful conduct. Each party agrees to provide the other with reasonable evidence of its insurance carrier’s consent to such waiver of subrogation upon request. This Section 5.3 supersedes any provision to the contrary which may be contained in this Lease.

5.4 INDEMNIFICATION OF THE PARTIES.

5.4.1 TENANT’S INDEMNITY. Tenant hereby agrees to indemnify, defend and hold harmless Landlord from and against any and all liability for any loss, injury or damage, and all costs, expenses, court costs and reasonable attorneys’ fees, imposed on Landlord by any person whomsoever that occurs (i) in the Premises, except for any such loss, injury or damage that is caused by or results from the gross negligence or willful misconduct of Landlord, its employees or agents; or (ii) anywhere in the Property outside of the Premises as a result of the gross negligence or willful misconduct of Tenant, its employees, agents or contractors; or (iii) imposed upon or suffered by Landlord due to breach or violation of Tenant’s obligations under this Lease which breach or violation in turn give rise to any such liability, costs, expenses, court costs and reasonable attorneys’ fees suffered by or imposed upon Landlord by operation of any Federal Issues as defined below at Section 8.2.

5.4.2 LANDLORD’S INDEMNITY. Landlord hereby indemnifies Tenant from, and agrees to hold Tenant harmless against, any and all liability for any loss, injury or damage, including, without limitation, all costs, expenses, court costs and reasonable attorneys’ fees, imposed on Tenant by any person whomsoever, that occurs in the Building or anywhere in the Property and that is caused by or results from the gross negligence or willful misconduct of Landlord or its employees or agents. Landlord expressly does not indemnify Tenant from any consequence of any Federal Issues.

The provisions of this Section 5.4 shall survive the expiration or earlier termination of this Lease.

6. DAMAGE, DESTRUCTION AND CONDEMNATION.

6.1 DESTRUCTION OR DAMAGE TO PREMISES. If the Premises are at any time damaged or destroyed in whole or in part by fire, casualty or other causes, Landlord shall have sixty (60) days from such damage or destruction to determine and inform Tenant whether Landlord will restore the Premises to substantially the condition that existed immediately prior to the occurrence of the casualty. If Landlord elects to rebuild, Landlord shall complete such repairs to the extent of insurance proceeds within one hundred eighty (180) days from the end of the sixty (60) day period. If such repairs have not been completed within that 180-day period, and Tenant desires to terminate the Lease as a result thereof, then Tenant must notify Landlord prior to Landlord’s completion of the repairs of Tenant’s intention to terminate this Lease. Landlord shall then have ten (10) days after Landlord’s receipt of written notice of Tenant’s election to terminate to complete such repairs (as evidenced by a certificate of completion). If Landlord does complete such repairs prior to the expiration of such ten-day cure period, Tenant shall have no such right to terminate this Lease. Tenant shall, upon substantial completion by Landlord, promptly and diligently, and at its sole cost and expense, repair and restore any improvements to the Premises made by Tenant to the condition which existed immediately prior to the occurrence of the casualty. If, in Landlord’s architect’s or general contractor’s reasonable estimation, the Premises cannot be restored within two hundred forty (240) days of such damage or destruction, then either Landlord or Tenant may terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) days after the date such notice is given. Until the restoration of the Premises is complete, there shall be an abatement or reduction of Base Rent in the same proportion that the square footage of the Premises so damaged or destroyed and under restoration bears to the total square footage of the Premises, unless the damaging event was caused by the negligence or willful misconduct of Tenant, its employees, officers, agents, licensees, invitees, visitors, customers, concessionaires, assignees, subtenants, contractors or subcontractors, in which event there shall be no such abatement.

Notwithstanding the foregoing provisions of this paragraph, if damage to more than fifty percent (50%) of the Premises or destruction of the Premises shall occur within the last year of the Term, as the same may be extended as provided hereinafter and Landlord notifies Tenant that (i) Landlord will restore the Premises to their condition prior to the casualty, and (ii) Landlord desires to extend the Term of the Lease with Tenant, then Landlord and Tenant shall extend the Term for an additional period so as to expire five (5) years from the date of the completion of the repairs to the Premises, provided Tenant gives written notice to Landlord of Tenant’s agreement to extend the Term within fifteen (15) days after receipt of Landlord’s notice. Such extension shall be on the terms and conditions provided herein, if an option to extend this Lease remains to be exercised by Tenant hereunder, or under the terms prescribed in Landlord’s notice, if no such further extension period is provided for herein. Upon receipt of such notice from Tenant, Landlord agrees to repair and restore the Premises within a reasonable time. If Tenant refuses or fails to timely extend the Term as provided herein, Landlord at its option shall have the right to terminate this Lease as of the date of the damaging event, or to restore the Premises and the Lease shall continue for the remainder of the then unexpired Term, or until the Lease is otherwise terminated as provided herein.

6.2 CONDEMNATION.

6.2.1 TOTAL OR PARTIAL TAKING. If the whole of the Premises (provided that if 60% or more of the Premises are taken, Tenant may deem that all of the Premises are taken), or such portion thereof as will make the Premises unusable, in Landlord’s reasonable judgment, for the purposes leased hereunder, shall be taken by any public authority under the power of eminent domain or sold to public authority under threat or in lieu of such taking, the Term shall cease as of the day possession or title shall be taken by such public authority, whichever is earlier (“Taking Date”), whereupon the rent and all other charges shall be paid up to the Taking Date with a proportionate refund by Landlord of any rent and all other charges paid for a period subsequent to the Taking Date. If less than the whole of the Premises, or less than such portion thereof as will make the Premises unusable as of the Taking Date, is taken, Base Rent and other charges payable to Landlord shall be reduced in proportion to the amount of the Premises taken. If this Lease is not terminated, Landlord shall repair any damage to the Premises caused by the taking to the extent necessary to make the Premises reasonably tenantable within the limitations of the available compensation awarded for the taking (exclusive of any amount awarded for land).

6.2.2 AWARD. All compensation awarded or paid upon a total or partial taking of the Premises or Building including the value of the leasehold estate created hereby shall belong to and be the property of Landlord without any participation by Tenant; Tenant shall have no claim to any such award based on Tenant’s leasehold interest. However, nothing contained herein shall be construed to preclude Tenant, at its cost, from independently prosecuting any claim directly against the condemning authority in such condemnation proceeding for damage to, or cost of removal of, stock, trade fixtures, furniture, and other personal property belonging to Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect Landlord’s award or the award of any mortgagee.

7. MAINTENANCE AND REPAIRS.

7.1 Tenant shall, at its expense, throughout the Term and all renewals and extensions thereof, maintain in good order, condition and repair the Premises, including but not limited to heating and air conditioning equipment, walls, floors and ceilings, window exteriors, mechanical and electrical systems and equipment exclusively serving the Premises, electric light fixtures, bulbs, tubes and tube casings, doors, floor coverings, dock doors, levelers, plumbing system and plumbing fixtures, Tenant’s signs and utility facilities not maintained by Landlord. Landlord shall use reasonable efforts to extend to Tenant the benefit from warranties on such items, if any, that have been made by Landlord’s contractors or vendors and to extend to Tenant, as and if available, any bulk buying power that Landlord may have with such contractors or vendors. If any portion of the Premises or any system or equipment in the Premises which Tenant is obligated to repair cannot be fully repaired, Tenant shall promptly replace the same, regardless of whether the benefit of such replacement extends beyond the Term. Tenant shall, at Tenant’s expense, maintain a preventive maintenance contract providing for the regular inspection (at least quarterly) and maintenance of the heating and air conditioning system by a licensed and qualified heating and air conditioning contractor, or Tenant shall perform such HVAC inspection and maintenance with duly licensed and qualified employee. The cost of such preventive maintenance contract shall be paid by Tenant and an expense solely chargeable to Tenant; but if Landlord so elects, same may be billed directly by Landlord to Tenant where Landlord on Tenant’s behalf enters into such preventive maintenance contract and in such case shall be deemed Additional Rent (Landlord alone may so elect whether to enter into such preventive maintenance contract on Tenant’s behalf). Landlord shall have the right, upon notice to Tenant, to undertake the responsibility for preventive maintenance of any other system or component at Tenant’s expense. Tenant shall be responsible for janitorial services and trash removal from the Premises, at Tenant’s expense. Landlord and Tenant intend that, at all times during the Term, Tenant shall maintain the Premises in good order and condition and appearances reasonably commensurate with the balance of the Property.

All of Tenant’s obligations to maintain and repair shall be accomplished at Tenant’s sole expense. If Tenant fails to maintain and repair the Premises as required by this Section, Landlord may, on 10 days’ prior written notice (except that no notice shall be required in case of emergency), enter the Premises and perform such maintenance or repair on behalf of Tenant. In such cases, Tenant shall reimburse Landlord immediately upon demand for all costs incurred in performing such maintenance or repair plus an administration fee equal to 5% of such actual and reasonable costs or expenses.

7.2 CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Premises to Landlord, broom clean and with all systems in good working order, condition and repair, except for damage caused by casualty, condemnation and ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage that Landlord is required to repair under Section 7.1. Subject to the foregoing, Tenant shall repair, at Tenant’s expense, any damage to the Premises or Building caused by the removal of any of Tenant’s personal property. In no event shall Tenant remove any of the following materials or equipment: any power wiring or power panels; light fixtures; environmental control systems; heaters, air conditioners, or any other heating or air conditioning equipment (other than movable equipment brought upon the Premises by Tenant); plumbing fixtures; or other similar building operating equipment.

8. DEFAULT AND REMEDIES.

8.1 DEFAULT BY TENANT. The following will be events of default by Tenant under this Lease:

(a) Failure to pay when due any installment of Rent or any other payment required pursuant to this Lease within five (5) days of due date;

(b) The filing of a petition for bankruptcy or insolvency under any applicable federal or state bankruptcy or insolvency law; an adjudication of bankruptcy or insolvency or an admission that it cannot meet its financial obligations as they become due, or the appointment or a receiver or trustee for all or substantially all of the assets of Tenant; in each of the foregoing cases, if not dismissed within 30 days of such filing, adjudication, admission or appointment, as applicable; the foregoing shall also apply to any party guaranteeing the obligations of Tenant under this Lease (each, a “Guarantor”);

(c) A transfer in fraud of creditors or an assignment for the benefit of creditors, whether by Tenant or any Guarantor;

(d) The filing or imposition of a lien against the Premises, the Building or the Property as a result of any act or omission of Tenant and the failure of Tenant to satisfy or bond the lien in its entirety within thirty (30) days after receipt of notice of same;

(e) The liquidation, termination or dissolution of Tenant or any Guarantor, or, if Tenant or any Guarantor is a natural person, the death of Tenant or such Guarantor;

(f) Failure to cure the breach of any provision of this Lease or any other lease or agreement Landlord and Tenant are a party to, other than the obligation to pay Rent, within twenty (20) days after notice thereof to Tenant; provided, however, that if such breach cannot be cured within such 20 day period using diligent efforts and Tenant promptly commenced efforts to cure such breach upon receipt of Landlord’s notice thereof, then such cure period shall be extended for so long as Tenant continues to use diligent efforts to cure, not to exceed a total of sixty (60) days from the date of Landlord’s notice;

(g) Tenant’s breach of the same provision of this Lease, other than the obligation to pay Rent, more than twice (2) in any twelve (12) month period;

(h) Failure to deliver, maintain or restore the Security Deposit pursuant to Section 11.2 hereof within the timeframes provided; and

(i) Failure of any of the guarantors to fulfill the terms and conditions of the Guaranty or the breach of the Guaranty by one of the Guarantors.

8.2 REMEDIES. Upon the occurrence of any event of default set forth in Section 8.1, Landlord shall be entitled to the following remedies:

(a) Landlord may terminate this Lease, dispossess Tenant and recover as damages from Tenant all Rent that is due but unpaid as of the date of dispossession, plus all other reasonable costs and expenses incurred by Landlord to dispossess Tenant.

(b) Landlord may terminate this Lease and declare 100% of all Rent to be paid pursuant to this Lease for the remainder of the Term to be immediately due and payable, and thereupon such amount shall be accelerated and Landlord shall be entitled to recover the net present value thereof employing an assumed discount rate of 2% per annum for purposes of present value computation;

(c) Landlord may elect to repossess the Premises and to relet the Premises for Tenant’s account, holding Tenant liable in damages for all expenses incurred in any such reletting and for any difference between the amount of Rent received from such reletting and the amount due and payable under the terms of this Lease; provided, however, that Tenant shall not, in such circumstances, be responsible for any cost to retrofit or alter the Premises.

(d) After the provision of notice and summary proceedings if required by law Landlord may enter the Premises and take any actions required of Tenant under the terms of this Lease, and Tenant shall reimburse Landlord on demand for any expenses that Landlord may incur in effecting compliance with Tenant’s obligations under this Lease, and Landlord shall not be liable for any damages resulting to Tenant from such action.

The above remedies shall be cumulative and shall not preclude Landlord from pursuing any other remedies permitted by law. Landlord’s election not to enforce one or more of the remedies upon an event of default shall not constitute a waiver. However, notwithstanding anything else herein, Landlord hereby expressly disclaims, relinquishes and rejects any Landlord’s lien that otherwise by law, statute or contract might arise in or to any marijuana product and/or related products, chemicals or substances that, the ownership, possession, use, sale or distribution of which, but for the Legal Compliance Clarification, would or might be deemed contrary to Federal law or Federal regulations or enforcement positions by the Federal government or any agency, arm or authority thereof (“Federal Issues”).

8.3 COSTS. If any litigation or other court action, arbitration or similar adjudicatory proceeding is commenced by any party to enforce its rights under this Lease against any other party, all fees, costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, incurred by the prevailing party in such litigation, action, arbitration or proceeding shall be reimbursed by the non-prevailing party; provided, that if a party to such litigation, action, arbitration or proceeding prevails in part, and loses in part, the court, arbitrator or other adjudicator presiding over such litigation, action, arbitration or proceeding shall award a reimbursement of the fees, costs and expenses incurred by such party on an equitable basis.

8.4 WAIVER. No delay or omission by Landlord in exercising a right or remedy shall exhaust or impair the same or constitute a waiver of, or acquiescence to, a default.

8.5 DEFAULT BY LANDLORD. In the event of any default by Landlord, Tenant’s exclusive remedy shall be an action for damages, but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall have a period of thirty (30) days following the date of such notice in which to commence the appropriate cure of such default. Unless and until Landlord fails to commence and diligently pursue the appropriate cure of such default after such notice or complete same within a reasonable period of time, Tenant shall not have any remedy or cause of action by reason thereof. Notwithstanding any provision of this Lease, neither Landlord nor any officer, director, partner, shareholder, or member of Landlord shall have any individual or personal liability whatsoever under this Lease. In the event of any breach or default by Landlord of any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then-owned by Landlord in the Building (together with insurance proceeds, condemnation awards and sale proceeds), and in no event shall any deficiency judgment be sought or obtained against Landlord, nor any officer, director, partner, shareholder, or member of Landlord. Notwithstanding any provision of this Lease, Landlord shall not be liable to Tenant or any other person for consequential, special or punitive damages, including without limitation, lost profits.

9. PROTECTION OF LENDERS. Landlord represents and warrants that as of the date hereof, there either is no mortgage or ground lease affecting the Property or if there is a mortgage, the lender holding same shall have confirmed it does not object to this Lease.

9.1 SUBORDINATION AND ATTORNMENT. This Lease shall be subject and subordinated at all times to the terms of each and every ground or underlying lease which now exists or may hereafter be executed affecting the Premises under which Landlord shall claim, and to the liens of each and every mortgage and deed of trust in any amount or amounts whatsoever now or hereafter existing encumbering the Premises, Building or the Property, and to all modifications, renewals and replacements thereto without the necessity of having further instruments executed by Tenant to effect such subordination. Tenant, upon demand, shall further evidence its subordination by executing a subordination and attornment agreement in form and substance mutually acceptable to Tenant and Landlord and its mortgagee or ground lessor, which subordination and attornment agreement must provide that so long as no default or event which with the passing of time or giving of notice would constitute a default exists under this Lease, the peaceable possession of Tenant in and to the Premises, and continued Permitted Use thereof, for the Term shall not be disturbed in the event of the foreclosure of the subject mortgage or termination of the subject ground or underlying lease affecting the Premises. If Landlord’s interest in the Building or Property is acquired by any ground lessor, mortgagee, or purchaser at a foreclosure sale or transfer in lieu thereof, Tenant shall attorn to the transferee of or successor to Landlord’s interest in the Lease, Premises, Building or Property and recognize such transferee or successor as Landlord under this Lease. Notwithstanding the foregoing, any mortgagee under any mortgage shall have the right at any time to subordinate any such mortgage to this Lease on such terms and subject to such conditions as the mortgagee in its discretion may consider appropriate.

9.2 ESTOPPEL CERTIFICATES. Within ten (10) days of receipt of written request from Landlord, any lender or prospective lender of the Building, or at the request of any purchaser or prospective purchaser of the Building, Tenant shall deliver an estoppel certificate, attaching a true and complete copy of this Lease, including all amendments relative thereto, and certifying with particularity, among other things, (i) a description of any renewal or expansion options, if any; (ii) the amount of rent currently and actually paid by Tenant under this Lease; (iii) that the Lease is in full force and effect as modified; (iv) Tenant is in possession of the Premises; (v) stating whether either Landlord to the best of its knowledge or Tenant is in default under the Lease and, if so, summarizing such default(s) if known; and (vi) stating whether Tenant or Landlord has any offsets or claims against the other party and, if so, specifying with particularity the nature and amount of such offset or claim if known. Landlord shall likewise deliver a similar estoppel certificate within ten (10) days of the receipt of a written request from Tenant, any lender or prospective lender of Tenant, or assignee approved by Landlord, certifying the status of Tenant’s monetary obligations under this Lease.

9.3 TENANT’S FINANCIAL CONDITION AND OTHER OPERATING REPORTS. On or before 20 days after the end of each month, Tenant shall provide Landlord with: (A) certified financial statements by an authorized officer of Tenant regarding Tenant’s operations at the Premises, including standard profit and loss statements, an income statement and balance sheet, all of which show that Tenant has the financial wherewithal to meet its obligations as they are due, (B) certified financials from an authorized officer or by a third party accounting firm reasonably acceptable to Landlord (such acceptable accounting firms to include Pikes Peak Financial Group), to be delivered within 90 days of the end of each calendar year during the Term, and (C) a personal tax return for each of the Guarantors within 30 days after April 15th of each Lease Year. Tenant covenants and agrees that during the Term of this Lease, (i) the salaries for the employees and officers of Tenant shall be as set forth on the attached Exhibit 9.3, all of which will be annually certified as such by an authorized officer of Tenant on or before January 15th of each Lease year during the Term and (ii) absolutely no additional salary shall be paid to the officers of Tenant other than as set forth on Exhibit 9.3, and (iii) absolutely no distributions will be made to investors in Tenant or to the officers and directors of Tenant in the form of stock or bonus unless and until (X) the Security Deposit has been funded in full and (Y) the amount of monthly Excess Cash Flow on a stabilized basis exceeds (A) 1.25, multiplied by, (B) the monthly Base Rent (other than distributions to cover tax liabilities. During the Term hereof, Landlord, upon shall have the right to inspect the books and records of Tenant during normal business hours and to have an audit of such books and records done at its own expense to confirm the accuracy and completeness thereof. Landlord and Tenant acknowledge and agree that Landlord is not intended to nor will it actually have any control over Tenant’s business located at the Premises or elsewhere rather it is intended to support the viability of Tenant and its ability to meet its financial obligations. This Lease is not intended to enable Landlord to own or possess any “Affiliated Interest” or “Financial Interest” whatsoever in Tenant as such term is as defined under the MMC or the CAR or other applicable Colorado law.

10. LANDLORD’S LIABILITY; CERTAIN DUTIES. As used in the Lease, the term “Landlord” means only the current owner or owners of the fee title to the Building or the leasehold estate under a ground lease of the Building at the time in question. Each landlord is obligated to perform the obligations of Landlord under this Lease only during the time such landlord owns such interest or title. Any landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer, provided that such transfer is not for the primary purpose of avoiding such obligations. However, each landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

11. MISCELLANEOUS PROVISIONS.

11.1 SECURITY DEPOSIT. During the Term of this Lease, Tenant shall remit to Landlord excess monthly cash flow generated from Tenant’s operations at the Premises (the “Excess Funds”) in order to fund a security deposit in the amount of Sixty-Nine Thousand, Six Hundred Ninety Dollars ($69,690.00) by wire transfer of s of immediately available funds or other form acceptable to Landlord in its sole discretion (“Security Deposit”) on or before December 31, 2020. If Tenant has not remitted sufficient Excess Funds to Landlord to fund the Security Deposit on or before December 31, 2020, Tenant shall make an immediate deposit of funds which will equal the amount of any shortfall that has not been funded of such Security Deposit on or before such December 31, 2020 date. The Security Deposit represents security for the faithful performance and observance by Tenant of each and every term of this Lease. Landlord may apply all or part of the Security Deposit to any unpaid Rent or other charges due from Tenant or to cure any other default of Tenant. The Security Deposit shall not constitute liquidated damages. If after notice, Tenant fails to cure and Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after written notice from Landlord. No interest shall accrue to or for the benefit of Tenant on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts, and no trust relationship is created with respect to the Security Deposit. Landlord shall not be obligated to return the Security Deposit to Tenant upon the expiration or earlier termination of the Lease unless and until all of the following events occur: (i) the payment in full of all Rent due pursuant to the Lease; and (ii) the repair of any and all damage to the Premises beyond that caused by casualty, condemnation and normal wear and tear.

11.3 INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant the term “Tenant” shall include Tenant’s agents, employees, contractors, invitees, successors or others using the Premises, Building or Property with Tenant’s expressed or implied permission. This Lease will not be construed more or less favorably with respect to either party as a consequence of the Lease or various provisions hereof having been drafted by one of the parties hereto.

11.4 INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements either oral or otherwise shall be effective unless embodied herein. All amendments to this Lease shall be in writing and signed by Landlord and Tenant. Any other purported amendment shall be void.

11.5 NOTICES. Any notice or document (other than rent) required or permitted to be delivered by the terms of this Lease shall be in writing and delivered by: (i) hand delivery; (ii) certified mail, return receipt requested; or (iii) guaranteed overnight delivery service. Notices to Tenant shall be delivered to the address specified in the introductory paragraph of this Lease. Notices to Landlord shall be delivered to the address specified in the introductory paragraph of this Lease. All notices shall be effective upon delivery or attempted delivery during normal business hours. Either party may change its notice address upon notice to the other party, given in accordance herewith by an authorized officer, partner, or principal.

11.6 RADON GAS NOTICE. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Colorado. Additional information regarding radon and radon testing may be obtained from your county health department.

11.7 WAIVERS. All waivers must be in writing and signed by the waiving party. Either party’s failure to enforce any provision of this Lease or its acceptance of Rent shall not be a waiver and shall not prevent such party from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

11.8 NO RECORDATION. Tenant shall not record this Lease or any memorandum of lease.

11.9 FORCE MAJEURE. The performance by either party to this Lease of its obligations (except the payment of Rent or other sums of money) shall be excused by delays attributable to events beyond that party’s control for a period of time that is sufficient for the party to perform its obligations after the cessation of the Force Majeure event acting in a diligent, commercially reasonable manner. Events beyond a party’s control include, but are not limited to, acts of the other party, acts of God (including reasonable preparation therefor), war, civil commotion, labor disputes, strikes, fire, flood or other casualty, failure of power, shortages of labor or material, government action, regulation or restriction (including extraordinary delay in the issuance of any permit, permit approval or building permit inspection) and unusually inclement weather conditions. Events beyond a party’s control shall not include changes in economic or market conditions, or financial or internal problems of the non-performing party, or problems that can be satisfied by the payment of money.

11.10 EXECUTION OF LEASE. Submission or preparation of this Lease by Landlord shall not constitute an offer by Landlord or option for the Premises, and this Lease shall constitute an offer, acceptance or contract only as expressly specified by the terms of this Section 11.10. In the event that Tenant executes this Lease first, such action shall constitute an offer to Landlord, which may be accepted by Landlord by executing this Lease, and once this Lease is so executed by Landlord and delivered to Tenant, such offer may not be revoked by Tenant and this Lease shall become a binding contract. In the event that Landlord executes this Lease first, such action shall constitute an offer to Tenant, which may be accepted by Tenant only by delivery to Landlord of a fully executed copy of this Lease, together with a fully executed copy of any and all guaranty agreements and addenda provided that in the event that any party other than Landlord makes any material or minor alteration of any nature whatsoever to any of said documents, then such action shall merely constitute a counteroffer, which Landlord, may, at Landlord’s election, accept or reject. Notwithstanding that the Commencement Date may occur and the Term may commence after the date of execution of this Lease, upon delivery and acceptance of this Lease in accordance with the terms of this Lease, this Lease shall be fully effective, and in full force and effect and valid and binding against the parties in accordance with, but on and subject to, the terms and conditions of this Lease.

11.11 AUTHORITY.

11.11.1 TENANT’S AUTHORITY. As a material inducement to Landlord to enter into this Lease, Tenant, intending that Landlord rely thereon, represents and warrants to Landlord that:

(i) Tenant and the party executing on behalf of Tenant are fully and properly authorized to execute and enter into this Lease on behalf of Tenant and to deliver this Lease to Landlord;

(ii) This Lease constitutes a valid and binding obligation of Tenant, enforceable against Tenant in accordance with the terms of this Lease;

(iii) Tenant is duly organized, validly existing and in good standing under the laws of the state of Tenant’s organization and has full power and authority to enter into this Lease, to perform Tenant’s obligations under this Lease in accordance with the terms of this Lease, and to transact business in the state in which the Premises are located; and

(iv) The execution of this Lease by the individual or individuals executing this Lease on behalf of Tenant, and the performance by Tenant of Tenant’s obligation under this Lease, have been duly authorized and approved by all necessary corporate or partnership action, as the case may be, and the execution, delivery and performance of this Lease by Tenant is not in conflict with Tenant’s bylaws or articles of incorporation (if a corporation), agreement of partnership (if a partnership), and other charters, agreements, rules or regulations governing Tenant’s business as any of the foregoing may have been supplemented or amended in any manner.

11.11.2 LANDLORD’S AUTHORITY. As a material inducement to Tenant to enter into this Lease, Landlord, intending that Tenant rely thereon, represents and warrants to Tenant that:

(i) Landlord is the fee owner of the Property.

(ii) Landlord and the party executing on behalf of Landlord are fully and properly authorized to execute and enter into this Lease on behalf of Landlord and to deliver this Lease to Tenant;

(iii) This Lease constitutes a valid and binding obligation of Landlord, enforceable against Landlord in accordance with the terms of this Lease;

(iv) Landlord is duly organized, validly existing and in good standing under the laws of the state of Landlord’s organization and has full power and authority to enter into this Lease, to perform Landlord’s obligations under this Lease in accordance with the terms of this Lease, and to transact business in the state in which the Premises are located; and

(v) The execution of this Lease by the individual or individuals executing this Lease on behalf of Landlord, and the performance by Landlord of Landlord’s obligation under this Lease, have been duly authorized and approved by all necessary corporate or partnership action, as the case may be, and the execution, delivery and performance of this Lease by Landlord is not in conflict with Landlord’s bylaws or articles of incorporation (if a corporation), agreement of partnership (if a partnership), and other charters, agreements, rules or regulations governing Landlord’s business as any of the foregoing may have been supplemented or amended in any manner

11.12 COLORADO LAW. This Lease shall be governed by the laws of the State of Colorado.

11.13 COUNTERPART. This Lease may be executed in multiple counterparts, each counterpart of which shall be deemed an original and any of which shall be deemed to be complete of itself and may be introduced into evidence or used for any purpose without the production of the other counterpart or counterparts.

11.14 HOLDING OVER. If Tenant remains in possession of the Premises after the end of the Term without having executed and delivered a new lease or an agreement extending the Term, there shall be no tacit renewal of this Lease or the Term, and Tenant shall be deemed to be occupying the Premises from month to month at a monthly Base Rent payable in advance on the first day of each month equal to one hundred twenty-five percent (125%) first month, one hundred fifty percent (150%) second month and two hundred percent (200%) thereafter of the monthly amount of Base Rent payable during the last month of the Term, and otherwise upon the same terms as set forth in this Lease, so far as they are applicable to a month to month tenancy. In addition to and not limiting any other rights or remedies which Landlord may have on account of Tenant holding over without written consent of Landlord, Tenant shall be liable for any and all direct and consequential damages incurred by Landlord on account of such unapproved holding over including claims by tenants entitled to future possession.

11.15 TIME IS OF THE ESSENCE. Time is of the essence of this Lease and all provisions contained herein.

11.16 APPROVAL OF PLANS AND SPECIFICATIONS. Neither review nor approval by or on behalf of Landlord of any Tenant’s plans nor any plans and specifications for any Tenant Alterations or any other work shall constitute a representation or warranty by Landlord, any of Landlord’s beneficiaries or any of their respective agents, partners or employees that such plans and specifications either (i) are complete or suitable for their intended purpose, or (ii) comply with Applicable Laws, it being expressly agreed by Tenant that neither Landlord, nor any of Landlord’s beneficiaries nor any of their respective agents, partners or employees assume any responsibility or liability whatsoever to Tenant or to any other person or entity for such completeness, suitability or compliance.

11.17 RELATIONSHIP. Landlord and Tenant disclaim any intention to create a joint venture, partnership or agency relationship.

11.18 BROKERS. Tenant covenants, represents and warrants that there was and is no broker, finder or commissioned procuring cause or participant in commissions associated with Tenant’s efforts (any such person being a “Tenant’s Broker”) in connection with the negotiation and consummation of this Lease. Tenant agrees to indemnify and defend Landlord against any loss, liability, or expense (including reasonable attorney’s fees and costs) arising out of claims for fees or commissions from anyone other than a broker retained or hired by Landlord claiming to have represented Tenant in connection with the lease of the Premises.

11.19 WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE. THE PARTIES FURTHER HEREBY WAIVE THE RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED.

11.20 RIDERS AND EXHIBITS. All Riders, Addenda and Exhibits attached hereto and referenced herein shall be deemed to be a part hereof and are hereby incorporated.

11.21 TENANT ASSIGNMENT. Tenant will not assign this Lease, in whole or in part, or sublease the Premises, in whole or in part other than to a “Permitted Transferee” (hereafter defined). For these purposes, a “Permitted Transferee” means (i) any “Parent”, “Subsidiary” or “Affiliate” of Tenant as each of those terms is hereafter defined as well as (ii) the resulting entity after a merger or consolidation of Tenant with another entity or company as well as (iii) an entity purchasing all of Tenant’s Colorado grow/processing operations. A “Parent” is an entity which owns all or a controlling and majority interest in the stock or other membership or similar issued and outstanding indices of ownership of Tenant; “Subsidiary” is an entity in which Tenant owns all or a controlling and majority interest of such entity’s stock or other membership or similar issued and outstanding indices of ownership; and an “Affiliate” is any entity in which Tenant’s Parent owns all or a controlling and majority interest of such entity’s stock or other membership or similar issued and outstanding indices of ownership. Tenant shall in writing promptly notify Landlord of reasonable detail concerning any such Permitted Transferee and the transaction giving rise to same. Should Tenant nonetheless seek Landlord’s consent to an assignment or sublet, the parties acknowledge that Landlord has a heightened interest in analyzing same and has reserved the absolute right to deny consent so as to help minimize concerns about Federal Issues; and this sentence is expressly intended to alter otherwise common law obligations of reasonableness for assignment or sublet requests. In addition, should Tenant nonetheless seek such approval or consent to an assignment or sublet, same shall be subject to Landlord’s right of recapture set forth below. If notwithstanding all the foregoing such a request for approval or consent is made and Landlord in fact determines to allow same to occur, then: Any assignment of this Lease shall require that the assignee assume all obligations of Tenant. In no event will Tenant be released from any obligation or liability under this Lease following any such assignment or sublease. Notwithstanding the foregoing to the contrary, Landlord may, in Landlord’s sole and absolute discretion, approve or disapprove any proposed assignment or sublease by Tenant to an existing occupant of any space in the Property or an affiliate of any such occupant. No subtenant of the Premises or any portion thereof, may further assign or sublease its interest in the Premises or any portion thereof. In the event of a proposed assignment of the Lease or sublease of the Premises, in each case to a non-Permitted Transferee, Tenant agrees to pay Landlord the sum of Three Thousand Five Hundred and 00/100 Dollars ($3,500.00), together with any legal fees and disbursements incurred in the preparation and/or review of any such documentation, within thirty (30) days of invoice for payment thereof, as Additional Rent, if such assignment or sublease to a non-Permitted Transferee is approved. For clarity, there shall be no fee for an assignment or sublease of Tenant’s interest in the Premises or any portion thereof to a Permitted Transferee. If the rent due and payable by any assignee or subtenant under any permitted assignment or sublease exceeds the Rent payable under this Lease for such space, Tenant will pay to Landlord all such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant. Within fifteen (15) days after Landlord’s receipt of Tenant’s request for Landlord’s consent to a proposed assignment or sublease, Landlord shall have the right to require Tenant to reconvey to Landlord that portion of the Premises which Tenant is seeking to assign or sublet. Tenant shall reconvey that portion of the Premises in consideration of Landlord’s release of Tenant from all future Rent and other obligations, which would not otherwise survive termination of the Lease, with respect to the portion of the Premises so reconveyed. Any such reconveyance shall be evidenced by an agreement reasonably acceptable to Landlord and Tenant in form and substance.

Notwithstanding anything herein to the contrary, no assignment or sublease whatsoever shall release Tenant from Tenant’s obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. Tenant shall pay to Landlord all direct costs and shall reimburse Landlord for all expenses (including reasonable attorneys’ fees) incurred by Landlord in connection with any assignment or sublease requested by Tenant. Landlord may, in its reasonable discretion, consider all factors cognizable by law as reasonable to evaluate and consider in making its determination of whether to consent, including making a study of the financial wherewithal and credit of any proposed successor or subtenant and, in the case of an assignment, may require additional guaranties as appropriate to satisfy reasonable financial standards and criteria for approval. Any guaranty of an individual offered shall be joined by spouse and shall be in Landlord’s then current commercially reasonable form. Landlord may condition any consent to any assignment, upon the execution and delivery of Landlord’s commercially reasonable form of instrument, executed by Landlord, Tenant, the successor (assignee) tenant, and any new guarantor(s) then so arising, under the terms of which (i) the Tenant (as assignor) agrees and confirms to the foregoing continued obligations and liabilities and assigns all of its rights, title and interest in and to the Lease and all moneys having been paid thereunder, including any security deposit, (ii) the successor (as assignee) agrees to assume the Lease in all respects and to assume all obligations of payment and performance thereunder, past, present and future, including for the express benefit of Landlord and accepts the Premises in its then as-is condition, (iii) Landlord shall not be liable for, and Tenant and the successor (as assignee) shall, jointly and severally, hold Landlord harmless against and indemnify Landlord for and from any commission(s) payable associated with the assignment, and (iv) the successor (as assignee) agrees to provide all proper current evidence of insurance as called for in this Lease prior to first entry upon, on or into the Premises. Landlord may condition any consent to any sublease, upon the execution and delivery to Landlord of a commercially reasonable form of sublease agreement as between Tenant and such subtenant, under the terms of which (i) Tenant shall continue to remain primarily liable for the payment of all amounts of rental and other sums and performance of all covenants required of Tenant under the Lease, (ii) there shall be no modifications or amendments of the sublease without the prior written consent of Landlord, (iii) the subtenant shall not be granted any rights of Tenant under the Lease nor the power to exercise same, (iv) it is provided that in the event of any default under the terms and provisions of the Lease, Landlord shall have the right to collect the rental attributable to the subleased space directly from the subtenant without waiving any of Landlord’s rights against Tenant, (v) Landlord shall not be liable for, and Tenant and the subtenant shall, jointly and severally, hold Landlord harmless against and indemnify Landlord for and from any commission(s) payable associated with the sublease, and (vi) nothing in the sublease will be deemed to amend or modify the Lease as between Tenant and Landlord, and the subtenant will expressly confirm and acknowledge that the sublease is inferior and subordinate to the Lease in all respects.

11.22 LANDLORD PROTECTION. Landlord will have the right to finance any and all future projects that Tenant is the owner, operator or investor in, on similar terms or as otherwise mutually agreed, with all such leases being cross collateralized and cross defaulted with this Lease. During the Term of this Lease, Tenant covenants and agree that it will not invest in or build or operate a facility that is reasonably likely to have a negative impact on the performance of the Property during the Term of this Lease and that Tenant will not operate, invest in or build such a competitive facility unless the status of the operations at the Premises and the net operating income actually support the need for additional facilities.

11.23 LANDLORD ASSIGNMENT. Landlord will have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease. Any such sale, transfer or assignment will operate to release Landlord from any and all liability under this Lease arising after the date of such sale, assignment or transfer, so long as successor landlord assumes the obligations of landlord hereunder.

11.24 OPTIONS TO RENEW. Provided Tenant is not in default or violation of any of the terms or conditions of the Lease beyond the applicable notice and cure period at the time of exercise or commencement of the following described option, beyond thereto applicable notice and cure period, Tenant is granted two (2) successive options (each, an “Option Term”, collectively, the “Option Terms”, and successively the “First Option Term” and the “Second Option Term”) to extend the term of the Lease following the initial Term and then following the First Option Term if so exercised, upon the following terms and conditions. The Tenant shall deliver written notice of its intent to exercise each Option Term, delivering such written notice to Landlord prior to but not after the date which is three hundred sixty four (364) days prior to the expiration of the initial Term (as to the First Option Term) or three hundred sixty four (364) days prior to the expiration of the First Option Term (for the Second Option Term), but no earlier than the date which is fifteen (15) months prior to the expiration of the then current Term. Subject to the conditions herein expressed, delivery of the written notice of the intent to exercise the then applicable Option Term shall irrevocably commit the Tenant to the Option Term so exercised. Each Option Term shall be subject to all the terms, covenants and conditions of the Lease, except as modified by this provision (meaning, no further options will be re-imposed, subject only to the Second Option Term). If Tenant does not so exercise any such Option Term in the time and manner herein provided, time being strictly of the essence, any and all of Tenant’s option rights for the Option Term at bar (and any otherwise succeeding Option Term) shall irrevocably be deemed waived. The Base Rent and monthly installments thereof for each year of each Option Term shall be as specified on the attached Rental Schedule, if exercised.

11.25 NOTWITHSTANDING ANY OTHER TERM OR CONDITION OF THIS LEASE THE FOLLOWING ADDITIONAL PROPERTY SPECIFIC TERMS AND CONDITIONS SHALL GOVERN AND CONTROL:

A. SIGNAGE: Signage must be approved, in writing, by Landlord before installation. Approved signage must conform to building standard in size, style, color and location. It is the responsibility of the Tenant to obtain all necessary governmental permits required for signage approved by Landlord.

B. OUTSIDE STORAGE - Under no circumstances shall Tenant store or display its goods or merchandise outside of the Building with the exception of specifically requested and approved by Landlord hard goods or materials that are specifically required for Tenant’s operations that cannot be stored within the building (e.g., soil) Tenant shall ensure any outside storage is neat and organized and in compliance with all applicable Laws and Tenant shall not store any plants or other finished materials outside of the Building

C. HVAC/ENVIRONMENTAL CONTROLS, GREENHOUSE ROOF AND SYSTEMS REPAIR AND MAINTENANCE: Tenant shall, at Tenant’s sole expense repair and in accordance with the terms of this Lease, shall have a maintenance agreement for the HVAC/Environmental Controls, Greenhouse Roof and Systems unless such work will be performed by a duly qualified employee of Tenant or of Tenant’s Affiliate, and will be responsible for any repairs and replacement for HVAC/Environmental Controls, Greenhouse Roof and Systems at all times during the Lease Term.

D. TENANT’S PRIMARY DUTY. All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant’s sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all costs incurred or paid by Landlord shall be deemed additional rent hereunder and Tenant shall pay the same to Landlord on written demand, together with interest on all such sums and costs from the date of expenditure by Landlord to the date of repayment by Tenant at the rate of ten percent (10%) per annum.

E. ABANDONED PROPERTY. If Tenant abandons the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

F. GUARANTY. The full and faithful performance of Tenant hereunder and the payment of all obligations, including Rent, shall be guaranteed on a personal basis by the guarantors, if any, on a joint and several basis.

Balance of this page purposefully blank.

Signature page to that certain LEASE AGREEMENT by and between PW CO CanRE JAB LLC, a Colorado LLC, as Landlord, and JAB Industries Ltd dba WildFlower Farms, a Colorado limited liability company, as Tenant, concerning Premises located at Lot 18, Tamarack Subdivision, 19977 Tamarack Circle, Ordway, Colorado 81063

IN WITNESS WHEREOF, Tenant and Landlord have caused this Lease to be duly executed as of the date first above written by their respective duly authorized officers.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF THE FOLLOWING WITNESSES:	TENANT:
_____________________________ 1st Witness for Tenant Sign Above; Print Name: _______________ _____________________________ 2nd Witness for Tenant Sign Above; Print Name: _______________

JAB Industries Ltd dba WildFlower Farms, a

Colorado limited liability company

By: ___________________________

Print Name: _________________

Title:* [__] Manager or [__] Member or

[__] Managing Member or

[__] President as duly authorized officer

[__] Other [Specify: ____________]**

*Signatory above warrants and represents that he or she is duly and properly authorized and empowered with signature authority to sign for the entity above and bind it to the terms and conditions hereof. **

**If the individual signing the Lease for Tenant is indicated having a title of “Other” above, then as a condition to full execution and delivery hereof, there must be attached to this Lease, lawfully taken entity resolutions which establish his or her authority and empowerment to execute the Lease and bind the Tenant in all respects hereto.

_____________________________ 1st Witness for Landlord Sign Above; Print Name: _______________	LANDLORD: PW CO CanRE JAB LLC, a Colorado limited partnership By: ______________________., David H. Lesser Authorized Signatory

Balance of this page purposefully blank.

EXHIBIT A

PROPERTY DESCRIPTION

Lands on which the Building in the Property is situated, which Building contains the Premises

In the County of Crowley, State of Colorado. Lot 18, Amended Tamarack Acres, a part of the NE1/4 of Section 18, Township 21 South, Range 56 West of the 6th P.M., according to the Plat recorded 3/29/2019 at Reception No. 173823.

Exhibit A-1

SITE PLAN –

The following is deemed incorporated onto the site plan sketch here pictured and upon any other sketch or image attached to or made a part of this Lease: This Exhibit is diagrammatic and is intended only for the purpose of indicating the approximate location of constructed areas comprising the Property and/or the Building and the approximate location of the Premises, and for the purposes of indicating approximately the boundaries of the Property if so indicated thereon. It does not in any way supersede any of Landlord’s rights set forth in the Lease, including in respect of arrangements and/or locations of shared-use parts of the common areas and changes in such arrangements and/or locations, including without limitation parking areas. It is not to be scaled; any measurements or distances shown or parking counts should be taken as approximate. Dimensions indicated (if any) are not exact nor to scale and in any case are approximate. It does not purport to show the exact or final location of columns, division walls or other required architectural, structural, mechanical or electrical elements. References to tenants (if any) are not and shall not be deemed representations of existing or future tenancies nor of any particular tenant-mix or tenant physical arrangement or placement or operation or use or closures, now or in the future anticipated.

Balance of this page purposefully blank

2

Schedule 2.1 – Rental Schedule

Month	Date	Monthly Rent	Monthly Rent if Reset
1	1	-	NA
2	2	-	NA
3	3	-	NA
4	4	-	NA
5	5	-	NA
6	6	-	NA
7	1-Jan-20	30,972.22	NA
8	1-Feb-20	30,972.22	NA
9	1-Mar-20	30,972.22	NA
10	1-Apr-20	30,972.22	NA
11	1-May-20	30,972.22	NA
12	1-Jun-20	30,972.22	NA
13	1-Jul-20	30,972.22	NA
14	1-Aug-20	30,972.22	NA
15	1-Sep-20	30,972.22	NA
16	1-Oct-20	30,972.22	NA
17	1-Nov-20	30,972.22	NA
18	1-Dec-20	30,972.22	NA
19	1-Jan-21	30,972.22	NA
20	1-Feb-21	30,972.22	NA
21	1-Mar-21	30,972.22	NA
22	1-Apr-21	30,972.22	NA
23	1-May-21	30,972.22	NA
24	1-Jun-21	30,972.22	NA
25	1-Jul-21	30,972.22	NA
26	1-Aug-21	30,972.22	NA
27	1-Sep-21	30,972.22	NA
28	1-Oct-21	30,972.22	NA
29	1-Nov-21	30,972.22	NA
30	1-Dec-21	30,972.22	NA
31	1-Jan-22	30,972.22	NA
32	1-Feb-22	30,972.22	NA
33	1-Mar-22	30,972.22	NA
34	1-Apr-22	30,972.22	NA
35	1-May-22	30,972.22	NA
36	1-Jun-22	30,972.22	NA
37	1-Jul-22	30,972.22	NA
38	1-Aug-22	30,972.22	NA
39	1-Sep-22	30,972.22	NA
40	1-Oct-22	30,972.22	NA
41	1-Nov-22	30,972.22	NA
42	1-Dec-22	30,972.22	NA
43	1-Jan-23	11,614.58	NA
44	1-Feb-23	11,614.58	NA
45	1-Mar-23	11,614.58	NA
46	1-Apr-23	11,614.58	NA
47	1-May-23	11,614.58	NA
48	1-Jun-23	11,614.58	NA
49	1-Jul-23	11,614.58	NA
50	1-Aug-23	11,614.58	NA
51	1-Sep-23	11,614.58	NA
52	1-Oct-23	11,614.58	NA

3

53	1-Nov-23	11,614.58	NA
54	1-Dec-23	11,614.58	NA
55	1-Jan-24	11,963.02	NA
56	1-Feb-24	11,963.02	NA
57	1-Mar-24	11,963.02	NA
58	1-Apr-24	11,963.02	NA
59	1-May-24	11,963.02	NA
60	1-Jun-24	11,963.02	NA
61	1-Jul-24	11,963.02	NA
62	1-Aug-24	11,963.02	NA
63	1-Sep-24	11,963.02	NA
64	1-Oct-24	11,963.02	NA
65	1-Nov-24	11,963.02	NA
66	1-Dec-24	11,963.02	NA
67	1-Jan-25	12,321.91	NA
68	1-Feb-25	12,321.91	NA
69	1-Mar-25	12,321.91	NA
70	1-Apr-25	12,321.91	NA
71	1-May-25	12,321.91	NA
72	1-Jun-25	12,321.91	NA
73	1-Jul-25	12,321.91	8,362.50
74	1-Aug-25	12,321.91	8,362.50
75	1-Sep-25	12,321.91	8,362.50
76	1-Oct-25	12,321.91	8,362.50
77	1-Nov-25	12,321.91	8,362.50
78	1-Dec-25	12,321.91	8,362.50
79	1-Jan-26	12,691.57	8,362.50
80	1-Feb-26	12,691.57	8,362.50
81	1-Mar-26	12,691.57	8,362.50
82	1-Apr-26	12,691.57	8,362.50
83	1-May-26	12,691.57	8,362.50
84	1-Jun-26	12,691.57	8,362.50
85	1-Jul-26	12,691.57	8,613.38
86	1-Aug-26	12,691.57	8,613.38
87	1-Sep-26	12,691.57	8,613.38
88	1-Oct-26	12,691.57	8,613.38
89	1-Nov-26	12,691.57	8,613.38
90	1-Dec-26	12,691.57	8,613.38
91	1-Jan-27	13,072.32	8,613.38
92	1-Feb-27	13,072.32	8,613.38
93	1-Mar-27	13,072.32	8,613.38
94	1-Apr-27	13,072.32	8,613.38
95	1-May-27	13,072.32	8,613.38
96	1-Jun-27	13,072.32	8,613.38
97	1-Jul-27	13,072.32	8,871.78
98	1-Aug-27	13,072.32	8,871.78
99	1-Sep-27	13,072.32	8,871.78
100	1-Oct-27	13,072.32	8,871.78
101	1-Nov-27	13,072.32	8,871.78
102	1-Dec-27	13,072.32	8,871.78
103	1-Jan-28	13,464.49	8,871.78
104	1-Feb-28	13,464.49	8,871.78
105	1-Mar-28	13,464.49	8,871.78
106	1-Apr-28	13,464.49	8,871.78

4

107	1-May-28	13,464.49	8,871.78
108	1-Jun-28	13,464.49	8,871.78
109	1-Jul-28	13,464.49	9,137.93
110	1-Aug-28	13,464.49	9,137.93
111	1-Sep-28	13,464.49	9,137.93
112	1-Oct-28	13,464.49	9,137.93
113	1-Nov-28	13,464.49	9,137.93
114	1-Dec-28	13,464.49	9,137.93
115	1-Jan-29	13,868.42	9,137.93
116	1-Feb-29	13,868.42	9,137.93
117	1-Mar-29	13,868.42	9,137.93
118	1-Apr-29	13,868.42	9,137.93
119	1-May-29	13,868.42	9,137.93
120	1-Jun-29	13,868.42	9,137.93
121	1-Jul-29	13,868.42	9,412.07
122	1-Aug-29	13,868.42	9,412.07
123	1-Sep-29	13,868.42	9,412.07
124	1-Oct-29	13,868.42	9,412.07
125	1-Nov-29	13,868.42	9,412.07
126	1-Dec-29	13,868.42	9,412.07
127	1-Jan-30	14,284.47	9,412.07
128	1-Feb-30	14,284.47	9,412.07
129	1-Mar-30	14,284.47	9,412.07
130	1-Apr-30	14,284.47	9,412.07
131	1-May-30	14,284.47	9,412.07
132	1-Jun-30	14,284.47	9,412.07
133	1-Jul-30	14,284.47	9,694.43
134	1-Aug-30	14,284.47	9,694.43
135	1-Sep-30	14,284.47	9,694.43
136	1-Oct-30	14,284.47	9,694.43
137	1-Nov-30	14,284.47	9,694.43
138	1-Dec-30	14,284.47	9,694.43
139	1-Jan-31	14,713.01	9,694.43
140	1-Feb-31	14,713.01	9,694.43
141	1-Mar-31	14,713.01	9,694.43
142	1-Apr-31	14,713.01	9,694.43
143	1-May-31	14,713.01	9,694.43
144	1-Jun-31	14,713.01	9,694.43
145	1-Jul-31	14,713.01	9,985.26
146	1-Aug-31	14,713.01	9,985.26
147	1-Sep-31	14,713.01	9,985.26
148	1-Oct-31	14,713.01	9,985.26
149	1-Nov-31	14,713.01	9,985.26
150	1-Dec-31	14,713.01	9,985.26
151	1-Jan-32	15,154.40	9,985.26
152	1-Feb-32	15,154.40	9,985.26
153	1-Mar-32	15,154.40	9,985.26
154	1-Apr-32	15,154.40	9,985.26
155	1-May-32	15,154.40	9,985.26
156	1-Jun-32	15,154.40	9,985.26
157	1-Jul-32	15,154.40	10,284.82
158	1-Aug-32	15,154.40	10,284.82
159	1-Sep-32	15,154.40	10,284.82
160	1-Oct-32	15,154.40	10,284.82

5

161	1-Nov-32	15,154.40	10,284.82
162	1-Dec-32	15,154.40	10,284.82
163	1-Jan-33	15,609.03	10,284.82
164	1-Feb-33	15,609.03	10,284.82
165	1-Mar-33	15,609.03	10,284.82
166	1-Apr-33	15,609.03	10,284.82
167	1-May-33	15,609.03	10,284.82
168	1-Jun-33	15,609.03	10,284.82
169	1-Jul-33	15,609.03	10,593.36
170	1-Aug-33	15,609.03	10,593.36
171	1-Sep-33	15,609.03	10,593.36
172	1-Oct-33	15,609.03	10,593.36
173	1-Nov-33	15,609.03	10,593.36
174	1-Dec-33	15,609.03	10,593.36
175	1-Jan-34	16,077.30	10,593.36
176	1-Feb-34	16,077.30	10,593.36
177	1-Mar-34	16,077.30	10,593.36
178	1-Apr-34	16,077.30	10,593.36
179	1-May-34	16,077.30	10,593.36
180	1-Jun-34	16,077.30	10,593.36
181	1-Jul-34	16,077.30	10,911.17
182	1-Aug-34	16,077.30	10,911.17
183	1-Sep-34	16,077.30	10,911.17
184	1-Oct-34	16,077.30	10,911.17
185	1-Nov-34	16,077.30	10,911.17
186	1-Dec-34	16,077.30	10,911.17
187	1-Jan-35	16,559.62	10,911.17
188	1-Feb-35	16,559.62	10,911.17
189	1-Mar-35	16,559.62	10,911.17
190	1-Apr-35	16,559.62	10,911.17
191	1-May-35	16,559.62	10,911.17
192	1-Jun-35	16,559.62	10,911.17
193	1-Jul-35	16,559.62	11,238.50
194	1-Aug-35	16,559.62	11,238.50
195	1-Sep-35	16,559.62	11,238.50
196	1-Oct-35	16,559.62	11,238.50
197	1-Nov-35	16,559.62	11,238.50
198	1-Dec-35	16,559.62	11,238.50
199	1-Jan-36	17,056.41	11,238.50
200	1-Feb-36	17,056.41	11,238.50
201	1-Mar-36	17,056.41	11,238.50
202	1-Apr-36	17,056.41	11,238.50
203	1-May-36	17,056.41	11,238.50
204	1-Jun-36	17,056.41	11,238.50
205	1-Jul-36	17,056.41	11,575.66
206	1-Aug-36	17,056.41	11,575.66
207	1-Sep-36	17,056.41	11,575.66
208	1-Oct-36	17,056.41	11,575.66
209	1-Nov-36	17,056.41	11,575.66
210	1-Dec-36	17,056.41	11,575.66
211	1-Jan-37	17,568.10	11,575.66
212	1-Feb-37	17,568.10	11,575.66
213	1-Mar-37	17,568.10	11,575.66
214	1-Apr-37	17,568.10	11,575.66

6

215	1-May-37	17,568.10	11,575.66
216	1-Jun-37	17,568.10	11,575.66
217	1-Jul-37	17,568.10	11,922.93
218	1-Aug-37	17,568.10	11,922.93
219	1-Sep-37	17,568.10	11,922.93
220	1-Oct-37	17,568.10	11,922.93
221	1-Nov-37	17,568.10	11,922.93
222	1-Dec-37	17,568.10	11,922.93
223	1-Jan-38	18,095.14	11,922.93
224	1-Feb-38	18,095.14	11,922.93
225	1-Mar-38	18,095.14	11,922.93
226	1-Apr-38	18,095.14	11,922.93
227	1-May-38	18,095.14	11,922.93
228	1-Jun-38	18,095.14	11,922.93
229	1-Jul-38	18,095.14	12,280.61
230	1-Aug-38	18,095.14	12,280.61
231	1-Sep-38	18,095.14	12,280.61
232	1-Oct-38	18,095.14	12,280.61
233	1-Nov-38	18,095.14	12,280.61
234	1-Dec-38	18,095.14	12,280.61
235	1-Jan-39	18,638.00	12,280.61
236	1-Feb-39	18,638.00	12,280.61
237	1-Mar-39	18,638.00	12,280.61
238	1-Apr-39	18,638.00	12,280.61
239	1-May-39	18,638.00	12,280.61
240	1-Jun-39	18,638.00	12,280.61

Option Period 1:

241	1-Jul-39	18,638.00	12,649.03
242	1-Aug-39	18,638.00	12,649.03
243	1-Sep-39	18,638.00	12,649.03
244	1-Oct-39	18,638.00	12,649.03
245	1-Nov-39	18,638.00	12,649.03
246	1-Dec-39	18,638.00	12,649.03
247	1-Jan-40	19,197.14	12,649.03
248	1-Feb-40	19,197.14	12,649.03
249	1-Mar-40	19,197.14	12,649.03
250	1-Apr-40	19,197.14	12,649.03
251	1-May-40	19,197.14	12,649.03
252	1-Jun-40	19,197.14	12,649.03
253	1-Jul-40	19,197.14	12,649.03
254	1-Aug-40	19,197.14	12,649.03
255	1-Sep-40	19,197.14	12,649.03
256	1-Oct-40	19,197.14	12,649.03
257	1-Nov-40	19,197.14	12,649.03
258	1-Dec-40	19,197.14	12,649.03
259	1-Jan-41	19,773.05	12,649.03
260	1-Feb-41	19,773.05	12,649.03
261	1-Mar-41	19,773.05	12,649.03
262	1-Apr-41	19,773.05	12,649.03
263	1-May-41	19,773.05	12,649.03
264	1-Jun-41	19,773.05	12,649.03
265	1-Jul-41	19,773.05	12,649.03

7

266	1-Aug-41	19,773.05	12,649.03
267	1-Sep-41	19,773.05	12,649.03
268	1-Oct-41	19,773.05	12,649.03
269	1-Nov-41	19,773.05	12,649.03
270	1-Dec-41	19,773.05	12,649.03
271	1-Jan-42	20,366.24	12,649.03
272	1-Feb-42	20,366.24	12,649.03
273	1-Mar-42	20,366.24	12,649.03
274	1-Apr-42	20,366.24	12,649.03
275	1-May-42	20,366.24	12,649.03
276	1-Jun-42	20,366.24	12,649.03
277	1-Jul-42	20,366.24	12,649.03
278	1-Aug-42	20,366.24	12,649.03
279	1-Sep-42	20,366.24	12,649.03
280	1-Oct-42	20,366.24	12,649.03
281	1-Nov-42	20,366.24	12,649.03
282	1-Dec-42	20,366.24	12,649.03
283	1-Jan-43	20,977.23	12,649.03
284	1-Feb-43	20,977.23	12,649.03
285	1-Mar-43	20,977.23	12,649.03
286	1-Apr-43	20,977.23	12,649.03
287	1-May-43	20,977.23	12,649.03
288	1-Jun-43	20,977.23	12,649.03
289	1-Jul-43	20,977.23	12,649.03
290	1-Aug-43	20,977.23	12,649.03
291	1-Sep-43	20,977.23	12,649.03
292	1-Oct-43	20,977.23	12,649.03
293	1-Nov-43	20,977.23	12,649.03
294	1-Dec-43	20,977.23	12,649.03
295	1-Jan-44	21,606.55	12,649.03
296	1-Feb-44	21,606.55	12,649.03
297	1-Mar-44	21,606.55	12,649.03
298	1-Apr-44	21,606.55	12,649.03
299	1-May-44	21,606.55	12,649.03
300	1-Jun-44	21,606.55	12,649.03

Option Period 2:

301	1-Jul-44	21,606.55	12,649.03
302	1-Aug-44	21,606.55	12,649.03
303	1-Sep-44	21,606.55	12,649.03
304	1-Oct-44	21,606.55	12,649.03
305	1-Nov-44	21,606.55	12,649.03
306	1-Dec-44	21,606.55	12,649.03
307	1-Jan-45	22,254.74	12,649.03
308	1-Feb-45	22,254.74	12,649.03
309	1-Mar-45	22,254.74	12,649.03
310	1-Apr-45	22,254.74	12,649.03
311	1-May-45	22,254.74	12,649.03
312	1-Jun-45	22,254.74	12,649.03
313	1-Jul-45	22,254.74	12,649.03
314	1-Aug-45	22,254.74	12,649.03
315	1-Sep-45	22,254.74	12,649.03
316	1-Oct-45	22,254.74	12,649.03

8

317	1-Nov-45	22,254.74	12,649.03
318	1-Dec-45	22,254.74	12,649.03
319	1-Jan-46	22,922.38	12,649.03
320	1-Feb-46	22,922.38	12,649.03
321	1-Mar-46	22,922.38	12,649.03
322	1-Apr-46	22,922.38	12,649.03
323	1-May-46	22,922.38	12,649.03
324	1-Jun-46	22,922.38	12,649.03
325	1-Jul-46	22,922.38	12,649.03
326	1-Aug-46	22,922.38	12,649.03
327	1-Sep-46	22,922.38	12,649.03
328	1-Oct-46	22,922.38	12,649.03
329	1-Nov-46	22,922.38	12,649.03
330	1-Dec-46	22,922.38	12,649.03
331	1-Jan-47	23,610.06	12,649.03
332	1-Feb-47	23,610.06	12,649.03
333	1-Mar-47	23,610.06	12,649.03
334	1-Apr-47	23,610.06	12,649.03
335	1-May-47	23,610.06	12,649.03
336	1-Jun-47	23,610.06	12,649.03
337	1-Jul-47	23,610.06	12,649.03
338	1-Aug-47	23,610.06	12,649.03
339	1-Sep-47	23,610.06	12,649.03
340	1-Oct-47	23,610.06	12,649.03
341	1-Nov-47	23,610.06	12,649.03
342	1-Dec-47	23,610.06	12,649.03
343	1-Jan-48	24,318.36	12,649.03
344	1-Feb-48	24,318.36	12,649.03
345	1-Mar-48	24,318.36	12,649.03
346	1-Apr-48	24,318.36	12,649.03
347	1-May-48	24,318.36	12,649.03
348	1-Jun-48	24,318.36	12,649.03
349	1-Jul-48	24,318.36	12,649.03
350	1-Aug-48	24,318.36	12,649.03
351	1-Sep-48	24,318.36	12,649.03
352	1-Oct-48	24,318.36	12,649.03
353	1-Nov-48	24,318.36	12,649.03
354	1-Dec-48	24,318.36	12,649.03
355	1-Jan-49	25,047.91	12,649.03
356	1-Feb-49	25,047.91	12,649.03
357	1-Mar-49	25,047.91	12,649.03
358	1-Apr-49	25,047.91	12,649.03
359	1-May-49	25,047.91	12,649.03
360	1-Jun-49	25,047.91	12,649.03

9

Exhibit 9.3 – Salaries of Tenant Owners

Aaron Bluse - none

Billy Martin - none

John Ahr - none

Dean Hiatt - none

10

GUARANTY

FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord granting, executing, delivering that certain lease of the Premises referenced in the annexed lease as Space No. at                       , in                 (the “Lease”), by                           , the Landlord (hereinafter called “Landlord”) to                 , the Tenant therein named (hereinafter called “Tenant”), and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Landlord to the undersigned (the receipt and sufficiency thereof being mutually acknowledged), the undersigned does hereby absolutely and unconditionally guarantee to Landlord the full and timely payment of the rent, additional rents and other charges (hereinafter collectively called “rents”) and the full and timely performance of all other terms, covenants and conditions contained in the Lease on the part of the tenant under the Lease to be paid and/or to be performed thereunder, and if any default shall be made by the tenant under the Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money such tenant is or shall become liable for and/or obliged to pay under the Lease and/or fully to satisfy and perform any and all such other terms, covenants and conditions of the Lease on the part of the tenant thereunder to be paid or performed and also to pay any and all damages, expenses and attorneys’ fees including those incurred at all pre-trial, trial and appellate levels, and including attorneys’ fees in any bankruptcy proceedings, in any case whether suit be instituted or not (hereinafter collectively called “damages”) that may be suffered or incurred by Landlord in consequence of the non-payment, partial payment or late payment of said rents or the non-performance, partial performance or late performance of any such other terms, covenants and conditions of the Lease; such payments or rents to be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof; such performance of said other terms, covenants and conditions to be made when due under the Lease and such damages to be paid when incurred by Landlord, all without requiring any notice from Landlord or proof of notice or demand, all of which the undersigned hereby expressly waives.

The undersigned hereby waives notice of the acceptance of this Guaranty and any notice to or demand upon the undersigned which Landlord might otherwise be required to give or make in connection with any matter relating to this Guaranty. This Guaranty is absolute and is not conditioned upon the genuineness, validity, regularity or enforceability of the Lease. The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease or to secure the performance of any of the other terms, covenants and conditions of the Lease or to recover damages, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of the tenant under the Lease.

The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to the tenant under the Lease for payment of rents and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgences granted, from time to time, shall not diminish or affect the obligations of the undersigned or relieve the undersigned from any liability under this Guaranty. The undersigned agrees that the tenant may be dispossessed and/or Landlord may avail itself of or exercise any or all of the rights and/or remedies against the tenant provided by law or by the Lease, and may proceed either against the tenant alone or jointly against the tenant and the undersigned or against the undersigned alone without proceeding against the tenant. The undersigned does hereby further consent to any subsequent changes, modifications and/or amendments of the Lease and any of its terms, covenants and conditions, or in the rents payable thereunder, and/or to any assignment or assignments or subleases of the Lease, and/or to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant or any co-guarantor, irrespective of any lien subordination otherwise granted by Landlord, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied. The undersigned further agrees that the bankruptcy of Tenant or the filing by or against Tenant for relief or remedy under the Federal Bankruptcy Code or any foreign, state or local laws of similar import shall have no effect on the obligations of the undersigned hereunder notwithstanding that the Lease may have been disaffirmed or otherwise impaired. This Guaranty and any of the provisions hereof cannot be modified, waived or terminated, unless in writing, signed by Landlord. All losses, damages, attorneys’ fees through all levels of proceedings, whether or not suit be instituted, and other costs and expenses of whatsoever nature which Landlord incurs in connection with or incidental to the enforcement of this Guaranty shall be payable immediately by the undersigned to Landlord. If the undersigned fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the highest legal rate per annum chargeable to the undersigned in the State wherein the Demised Premises are situate.

11

The provisions of this Guaranty shall apply to and bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns; and if there is more than one (1) Guarantor, the liability hereunder shall be joint and several. The undersigned further represents to Landlord, as an inducement for Landlord to make the Lease, that the undersigned (or either of them, alone) owns all of the entire outstanding capital (and/or other) stock (or evidence of ownership interests) of the Tenant, that the execution and delivery of this Guaranty is not in contravention of the charter or by-laws or applicable state laws governing such Tenant (or the undersigned where the undersigned is an entity), and has been duly authorized by the Board of Directors and/or managing member, if required, its shareholders or other ownership interest holders of Tenant (and the undersigned where the undersigned is an entity).

During the Term of the Lease which this Guaranty is related to, Guarantor covenants and agree that they will not invest in or build or operate a facility that is reasonably likely to have a negative impact on the performance of the Property during the Term of the Lease and that Tenant and Guarantor will not operate, invest in or build such a competitive facility unless the status of the operations at the Premises and the net operating income actually support the need for additional facilities. Guarantor covenants and agrees to focus a sufficient and appropriate amount their professional acumen and time and attention on Tenant’s activities and Tenant’s ability to service its debt and pay its Rent to Landlord on a consistent and timely basis.

Upon request of Landlord (or any successor thereto), the undersigned agrees to deliver (i) a Secretary’s certification and resolution authorizing the execution and delivery of the Lease and/or, (ii) from time to time, a written estoppel statement assuring the recipient that this Guaranty remains in full force and effect and is fully enforceable in accordance with its terms, and including any other reasonable statement relating hereto as the requesting party may require. The undersigned hereby irrevocably consents and submits to the jurisdiction of any federal, state, county or municipal court sitting in the State of Colorado in respect to any action or proceeding brought therein by Landlord against the undersigned concerning any matters arising out of or in any way relating to the Lease or this Guaranty.

The undersigned hereby irrevocably consents to the service upon it of process in any such action or proceeding by the mailing of such process to the undersigned at the Premises or at such other address as the undersigned may specify in a writing sent to Landlord by certified or registered mail, return receipt requested, and hereby agrees that such service shall be deemed sufficient. The undersigned agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned further agrees that any action or proceeding by the undersigned against Landlord in respect to any matters arising out of or in any way relating to the Lease or this Guaranty shall be brought only in the State Court having jurisdiction over the County and/or municipality or local political subdivision (as applicable) where the Property covered by the Lease is located, and that the undersigned shall not object in any proceeding to the jurisdiction and venue thereof. This Guaranty shall be governed by the internal laws of the State of Colorado without regard to conflicts of laws principles.

Notwithstanding anything to the contrary contained herein, so long as there is not an existing default under the Lease or an event of default which is ongoing on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty and the obligations hereunder shall thereafter be of no further force or effect and this Guaranty shall terminate. If an event of default exists on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty shall remain in full force and effect for the remainder of the Term of the Lease.

12

Undersigned guarantors who indicate accordingly, represent and warrant that they are married to each other as husband and wife.

AS A FURTHER INDUCEMENT TO LANDLORD TO MAKE THE LEASE AND IN CONSIDERATION THEREFOR, LANDLORD AND THE UNDERSIGNED HEREBY AGREE THAT IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR THE UNDERSIGNED AGAINST THE OTHER IN RESPECT TO ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE OR THIS GUARANTY, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THAT LANDLORD AND THE UNDERSIGNED SHALL AND DO HEREBY WAIVE TRIAL BY JURY; AND THE PARTIES FURTHER HEREBY WAIVE THE RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE FOREGOING WAIVERS ARE IRREVOCABLE AND MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY MADE AFTER EACH PARTY HAS HAD THE BENEFIT OF OR OPPORTUNITY TO GAIN LEGAL ADVICE AND COUNSEL. EACH PARTY REPRESENTS, WARRANTS AND AFFIRMS TO THE OTHER THAT NO PARTY HAS IN ANY WAY AGREED, REPRESENTED OR OTHERWISE SUGGESTED OR IMPLIED THAT IT WILL NOT FULLY ENFORCE THE FOREGOING WAIVERS IN ALL INSTANCES. LANDLORD IS DEEMED TO HAVE JOINED IN THE WAIVERS OF JURY TRIAL AND RELATED PROVISIONS OF THIS CAPITALIZED PARAGRAPH BY ITS ACCEPTANCE OF THIS GUARANTY. NOTWITHSTANDING THE FOREGOING IN THE EVENT ANY PROVISION OF THIS GUARANTY IS PROHIBITED, UNENFORCEABLE OR INVALID UNDER THE LAWS OF ANY JURISDICTION, INCLUDING THOSE OF THE STATE INDICATED ABOVE, SUCH PROHIBITION, UNENFORCEABLE OR INVALID PROVISION SHALL NOT IN ANY FASHION AFFECT THE ENFORCEABILITY OR VALIDITY OF THE REMAINING PROVISIONS HEREOF.

Dated ___________, 2019

WITNESSES:	GUARANTORS:
[Each Witness as to both Guarantor executions]
__________________________
Name:
Social Sec. no. xxx-xx- __ __ __ __
_________________________
[Witness Sign & Print Above]	___________________________
Name: Aaron Bluse

________________________	Social Sec. no. xxx-xx- __ __ __ __
[Witness Sign & Print Above]
HOME ADDRESS:

FACSIMILE OR CELL NO.:

HOME TELEPHONE:

13

STATE OF ________________	)
	)	ss:
COUNTY OF ______________	)

The foregoing instrument was sworn to and acknowledged before me this ______ day of _______,2019, by ______ and ___, husband and wife, who are each personally known to me or who produced as identification, and who did each take an oath.

(SEAL)

_____________________________________________________________

(SIGNATURE OF PERSON TAKING ACKNOWLEDGMENT)

______________________________________________________________

(NAME OF OFFICER TAKING ACKNOWLEDGMENT-

TYPED, PRINTED OR STAMPED)

NOTARY PUBLIC

(TITLE OR RANK)

SERIAL NO.

14

GUARANTY

FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord granting, executing, delivering that certain lease of the Premises referenced in the annexed lease as Space No.         at                    , in                     (the “Lease”), by                    , the Landlord (hereinafter called “Landlord”) to                        , the Tenant therein named (hereinafter called “Tenant”), and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Landlord to the undersigned (the receipt and sufficiency thereof being mutually acknowledged), the undersigned does hereby absolutely and unconditionally guarantee to Landlord the full and timely payment of the rent, additional rents and other charges (hereinafter collectively called “rents”) and the full and timely performance of all other terms, covenants and conditions contained in the Lease on the part of the tenant under the Lease to be paid and/or to be performed thereunder, and if any default shall be made by the tenant under the Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money such tenant is or shall become liable for and/or obliged to pay under the Lease and/or fully to satisfy and perform any and all such other terms, covenants and conditions of the Lease on the part of the tenant thereunder to be paid or performed and also to pay any and all damages, expenses and attorneys’ fees including those incurred at all pre-trial, trial and appellate levels, and including attorneys’ fees in any bankruptcy proceedings, in any case whether suit be instituted or not (hereinafter collectively called “damages”) that may be suffered or incurred by Landlord in consequence of the non-payment, partial payment or late payment of said rents or the non-performance, partial performance or late performance of any such other terms, covenants and conditions of the Lease; such payments or rents to be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof; such performance of said other terms, covenants and conditions to be made when due under the Lease and such damages to be paid when incurred by Landlord, all without requiring any notice from Landlord or proof of notice or demand, all of which the undersigned hereby expressly waives.

The undersigned hereby waives notice of the acceptance of this Guaranty and any notice to or demand upon the undersigned which Landlord might otherwise be required to give or make in connection with any matter relating to this Guaranty. This Guaranty is absolute and is not conditioned upon the genuineness, validity, regularity or enforceability of the Lease. The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease or to secure the performance of any of the other terms, covenants and conditions of the Lease or to recover damages, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of the tenant under the Lease.

The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to the tenant under the Lease for payment of rents and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgences granted, from time to time, shall not diminish or affect the obligations of the undersigned or relieve the undersigned from any liability under this Guaranty. The undersigned agrees that the tenant may be dispossessed and/or Landlord may avail itself of or exercise any or all of the rights and/or remedies against the tenant provided by law or by the Lease, and may proceed either against the tenant alone or jointly against the tenant and the undersigned or against the undersigned alone without proceeding against the tenant. The undersigned does hereby further consent to any subsequent changes, modifications and/or amendments of the Lease and any of its terms, covenants and conditions, or in the rents payable thereunder, and/or to any assignment or assignments or subleases of the Lease, and/or to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant or any co-guarantor, irrespective of any lien subordination otherwise granted by Landlord, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied. The undersigned further agrees that the bankruptcy of Tenant or the filing by or against Tenant for relief or remedy under the Federal Bankruptcy Code or any foreign, state or local laws of similar import shall have no effect on the obligations of the undersigned hereunder notwithstanding that the Lease may have been disaffirmed or otherwise impaired. This Guaranty and any of the provisions hereof cannot be modified, waived or terminated, unless in writing, signed by Landlord. All losses, damages, attorneys’ fees through all levels of proceedings, whether or not suit be instituted, and other costs and expenses of whatsoever nature which Landlord incurs in connection with or incidental to the enforcement of this Guaranty shall be payable immediately by the undersigned to Landlord. If the undersigned fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the highest legal rate per annum chargeable to the undersigned in the State wherein the Demised Premises are situate.

15

The provisions of this Guaranty shall apply to and bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns; and if there is more than one (1) Guarantor, the liability hereunder shall be joint and several. The undersigned further represents to Landlord, as an inducement for Landlord to make the Lease, that the undersigned (or either of them, alone) owns all of the entire outstanding capital (and/or other) stock (or evidence of ownership interests) of the Tenant, that the execution and delivery of this Guaranty is not in contravention of the charter or by-laws or applicable state laws governing such Tenant (or the undersigned where the undersigned is an entity), and has been duly authorized by the Board of Directors and/or managing member, if required, its shareholders or other ownership interest holders of Tenant (and the undersigned where the undersigned is an entity).

During the Term of the Lease which this Guaranty is related to, Guarantor covenants and agree that they will not invest in or build or operate a facility that is reasonably likely to have a negative impact on the performance of the Property during the Term of the Lease and that Tenant and Guarantor will not operate, invest in or build such a competitive facility unless the status of the operations at the Premises and the net operating income actually support the need for additional facilities. Guarantor covenants and agrees to focus a sufficient and appropriate amount their professional acumen and time and attention on Tenant’s activities and Tenant’s ability to service its debt and pay its Rent to Landlord on a consistent and timely basis.

Upon request of Landlord (or any successor thereto), the undersigned agrees to deliver (i) a Secretary’s certification and resolution authorizing the execution and delivery of the Lease and/or, (ii) from time to time, a written estoppel statement assuring the recipient that this Guaranty remains in full force and effect and is fully enforceable in accordance with its terms, and including any other reasonable statement relating hereto as the requesting party may require. The undersigned hereby irrevocably consents and submits to the jurisdiction of any federal, state, county or municipal court sitting in the State of Colorado in respect to any action or proceeding brought therein by Landlord against the undersigned concerning any matters arising out of or in any way relating to the Lease or this Guaranty.

The undersigned hereby irrevocably consents to the service upon it of process in any such action or proceeding by the mailing of such process to the undersigned at the Premises or at such other address as the undersigned may specify in a writing sent to Landlord by certified or registered mail, return receipt requested, and hereby agrees that such service shall be deemed sufficient. The undersigned agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned further agrees that any action or proceeding by the undersigned against Landlord in respect to any matters arising out of or in any way relating to the Lease or this Guaranty shall be brought only in the State Court having jurisdiction over the County and/or municipality or local political subdivision (as applicable) where the Property covered by the Lease is located, and that the undersigned shall not object in any proceeding to the jurisdiction and venue thereof. This Guaranty shall be governed by the internal laws of the State of Colorado without regard to conflicts of laws principles.

Notwithstanding anything to the contrary contained herein, so long as there is not an existing default under the Lease or an event of default which is ongoing on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty and the obligations hereunder shall thereafter be of no further force or effect and this Guaranty shall terminate. If an event of default exists on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty shall remain in full force and effect for the remainder of the Term of the Lease.

16

Undersigned guarantors who indicate accordingly, represent and warrant that they are married to each other as husband and wife.

AS A FURTHER INDUCEMENT TO LANDLORD TO MAKE THE LEASE AND IN CONSIDERATION THEREFOR, LANDLORD AND THE UNDERSIGNED HEREBY AGREE THAT IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR THE UNDERSIGNED AGAINST THE OTHER IN RESPECT TO ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE OR THIS GUARANTY, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THAT LANDLORD AND THE UNDERSIGNED SHALL AND DO HEREBY WAIVE TRIAL BY JURY; AND THE PARTIES FURTHER HEREBY WAIVE THE RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE FOREGOING WAIVERS ARE IRREVOCABLE AND MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY MADE AFTER EACH PARTY HAS HAD THE BENEFIT OF OR OPPORTUNITY TO GAIN LEGAL ADVICE AND COUNSEL. EACH PARTY REPRESENTS, WARRANTS AND AFFIRMS TO THE OTHER THAT NO PARTY HAS IN ANY WAY AGREED, REPRESENTED OR OTHERWISE SUGGESTED OR IMPLIED THAT IT WILL NOT FULLY ENFORCE THE FOREGOING WAIVERS IN ALL INSTANCES. LANDLORD IS DEEMED TO HAVE JOINED IN THE WAIVERS OF JURY TRIAL AND RELATED PROVISIONS OF THIS CAPITALIZED PARAGRAPH BY ITS ACCEPTANCE OF THIS GUARANTY. NOTWITHSTANDING THE FOREGOING IN THE EVENT ANY PROVISION OF THIS GUARANTY IS PROHIBITED, UNENFORCEABLE OR INVALID UNDER THE LAWS OF ANY JURISDICTION, INCLUDING THOSE OF THE STATE INDICATED ABOVE, SUCH PROHIBITION, UNENFORCEABLE OR INVALID PROVISION SHALL NOT IN ANY FASHION AFFECT THE ENFORCEABILITY OR VALIDITY OF THE REMAINING PROVISIONS HEREOF.

Dated ___________, 2019

WITNESSES: [Each Witness as to both Guarantor executions] _______________________________ [Witness Sign & Print Above] _______________________________ [Witness Sign & Print Above]

GUARANTORS:

__________________________
Name:

Social Sec. no. xxx-xx- __ __ __ __

__________________________
Name: Billy Martin

Social Sec. no. xxx-xx- __ __ __ __

___________________________________

Name: Wife of Billy Martin

HOME ADDRESS:

FACSIMILE OR CELL NO.:

HOME TELEPHONE:

17

STATE OF ________________	)
	)	ss:
COUNTY OF ______________	)

The foregoing instrument was sworn to and acknowledged before me this ___day of _____, 2019, by _____ and ___, husband and wife, who are each personally known to me or who produced as identification, and who did each take an oath.

(SEAL)

_____________________________________________________________

(SIGNATURE OF PERSON TAKING ACKNOWLEDGMENT)

______________________________________________________________

(NAME OF OFFICER TAKING ACKNOWLEDGMENT-

TYPED, PRINTED OR STAMPED)

NOTARY PUBLIC

(TITLE OR RANK)

SERIAL NO.

18

GUARANTY

FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord granting, executing, delivering that certain lease of the Premises referenced in the annexed lease as Space No.            at                    , in                  (the “Lease”), by                        , the Landlord (hereinafter called “Landlord”) to                       , the Tenant therein named (hereinafter called “Tenant”), and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Landlord to the undersigned (the receipt and sufficiency thereof being mutually acknowledged), the undersigned does hereby absolutely and unconditionally guarantee to Landlord the full and timely payment of the rent, additional rents and other charges (hereinafter collectively called “rents”) and the full and timely performance of all other terms, covenants and conditions contained in the Lease on the part of the tenant under the Lease to be paid and/or to be performed thereunder, and if any default shall be made by the tenant under the Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money such tenant is or shall become liable for and/or obliged to pay under the Lease and/or fully to satisfy and perform any and all such other terms, covenants and conditions of the Lease on the part of the tenant thereunder to be paid or performed and also to pay any and all damages, expenses and attorneys’ fees including those incurred at all pre-trial, trial and appellate levels, and including attorneys’ fees in any bankruptcy proceedings, in any case whether suit be instituted or not (hereinafter collectively called “damages”) that may be suffered or incurred by Landlord in consequence of the non-payment, partial payment or late payment of said rents or the non-performance, partial performance or late performance of any such other terms, covenants and conditions of the Lease; such payments or rents to be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof; such performance of said other terms, covenants and conditions to be made when due under the Lease and such damages to be paid when incurred by Landlord, all without requiring any notice from Landlord or proof of notice or demand, all of which the undersigned hereby expressly waives.

The undersigned hereby waives notice of the acceptance of this Guaranty and any notice to or demand upon the undersigned which Landlord might otherwise be required to give or make in connection with any matter relating to this Guaranty. This Guaranty is absolute and is not conditioned upon the genuineness, validity, regularity or enforceability of the Lease. The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease or to secure the performance of any of the other terms, covenants and conditions of the Lease or to recover damages, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of the tenant under the Lease.

The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to the tenant under the Lease for payment of rents and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgences granted, from time to time, shall not diminish or affect the obligations of the undersigned or relieve the undersigned from any liability under this Guaranty. The undersigned agrees that the tenant may be dispossessed and/or Landlord may avail itself of or exercise any or all of the rights and/or remedies against the tenant provided by law or by the Lease, and may proceed either against the tenant alone or jointly against the tenant and the undersigned or against the undersigned alone without proceeding against the tenant. The undersigned does hereby further consent to any subsequent changes, modifications and/or amendments of the Lease and any of its terms, covenants and conditions, or in the rents payable thereunder, and/or to any assignment or assignments or subleases of the Lease, and/or to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant or any co-guarantor, irrespective of any lien subordination otherwise granted by Landlord, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied. The undersigned further agrees that the bankruptcy of Tenant or the filing by or against Tenant for relief or remedy under the Federal Bankruptcy Code or any foreign, state or local laws of similar import shall have no effect on the obligations of the undersigned hereunder notwithstanding that the Lease may have been disaffirmed or otherwise impaired. This Guaranty and any of the provisions hereof cannot be modified, waived or terminated, unless in writing, signed by Landlord. All losses, damages, attorneys’ fees through all levels of proceedings, whether or not suit be instituted, and other costs and expenses of whatsoever nature which Landlord incurs in connection with or incidental to the enforcement of this Guaranty shall be payable immediately by the undersigned to Landlord. If the undersigned fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the highest legal rate per annum chargeable to the undersigned in the State wherein the Demised Premises are situate.

19

The provisions of this Guaranty shall apply to and bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns; and if there is more than one (1) Guarantor, the liability hereunder shall be joint and several. The undersigned further represents to Landlord, as an inducement for Landlord to make the Lease, that the undersigned (or either of them, alone) owns all of the entire outstanding capital (and/or other) stock (or evidence of ownership interests) of the Tenant, that the execution and delivery of this Guaranty is not in contravention of the charter or by-laws or applicable state laws governing such Tenant (or the undersigned where the undersigned is an entity), and has been duly authorized by the Board of Directors and/or managing member, if required, its shareholders or other ownership interest holders of Tenant (and the undersigned where the undersigned is an entity).

During the Term of the Lease which this Guaranty is related to, Guarantor covenants and agree that they will not invest in or build or operate a facility that is reasonably likely to have a negative impact on the performance of the Property during the Term of the Lease and that Tenant and Guarantor will not operate, invest in or build such a competitive facility unless the status of the operations at the Premises and the net operating income actually support the need for additional facilities. Guarantor covenants and agrees to focus a sufficient and appropriate amount their professional acumen and time and attention on Tenant’s activities and Tenant’s ability to service its debt and pay its Rent to Landlord on a consistent and timely basis.

Upon request of Landlord (or any successor thereto), the undersigned agrees to deliver (i) a Secretary’s certification and resolution authorizing the execution and delivery of the Lease and/or, (ii) from time to time, a written estoppel statement assuring the recipient that this Guaranty remains in full force and effect and is fully enforceable in accordance with its terms, and including any other reasonable statement relating hereto as the requesting party may require. The undersigned hereby irrevocably consents and submits to the jurisdiction of any federal, state, county or municipal court sitting in the State of Colorado in respect to any action or proceeding brought therein by Landlord against the undersigned concerning any matters arising out of or in any way relating to the Lease or this Guaranty.

The undersigned hereby irrevocably consents to the service upon it of process in any such action or proceeding by the mailing of such process to the undersigned at the Premises or at such other address as the undersigned may specify in a writing sent to Landlord by certified or registered mail, return receipt requested, and hereby agrees that such service shall be deemed sufficient. The undersigned agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned further agrees that any action or proceeding by the undersigned against Landlord in respect to any matters arising out of or in any way relating to the Lease or this Guaranty shall be brought only in the State Court having jurisdiction over the County and/or municipality or local political subdivision (as applicable) where the Property covered by the Lease is located, and that the undersigned shall not object in any proceeding to the jurisdiction and venue thereof. This Guaranty shall be governed by the internal laws of the State of Colorado without regard to conflicts of laws principles.

Notwithstanding anything to the contrary contained herein, so long as there is not an existing default under the Lease or an event of default which is ongoing on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty and the obligations hereunder shall thereafter be of no further force or effect and this Guaranty shall terminate. If an event of default exists on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty shall remain in full force and effect for the remainder of the Term of the Lease.

20

Undersigned guarantors who indicate accordingly, represent and warrant that they are married to each other as husband and wife.

AS A FURTHER INDUCEMENT TO LANDLORD TO MAKE THE LEASE AND IN CONSIDERATION THEREFOR, LANDLORD AND THE UNDERSIGNED HEREBY AGREE THAT IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR THE UNDERSIGNED AGAINST THE OTHER IN RESPECT TO ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE OR THIS GUARANTY, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THAT LANDLORD AND THE UNDERSIGNED SHALL AND DO HEREBY WAIVE TRIAL BY JURY; AND THE PARTIES FURTHER HEREBY WAIVE THE RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE FOREGOING WAIVERS ARE IRREVOCABLE AND MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY MADE AFTER EACH PARTY HAS HAD THE BENEFIT OF OR OPPORTUNITY TO GAIN LEGAL ADVICE AND COUNSEL. EACH PARTY REPRESENTS, WARRANTS AND AFFIRMS TO THE OTHER THAT NO PARTY HAS IN ANY WAY AGREED, REPRESENTED OR OTHERWISE SUGGESTED OR IMPLIED THAT IT WILL NOT FULLY ENFORCE THE FOREGOING WAIVERS IN ALL INSTANCES. LANDLORD IS DEEMED TO HAVE JOINED IN THE WAIVERS OF JURY TRIAL AND RELATED PROVISIONS OF THIS CAPITALIZED PARAGRAPH BY ITS ACCEPTANCE OF THIS GUARANTY. NOTWITHSTANDING THE FOREGOING IN THE EVENT ANY PROVISION OF THIS GUARANTY IS PROHIBITED, UNENFORCEABLE OR INVALID UNDER THE LAWS OF ANY JURISDICTION, INCLUDING THOSE OF THE STATE INDICATED ABOVE, SUCH PROHIBITION, UNENFORCEABLE OR INVALID PROVISION SHALL NOT IN ANY FASHION AFFECT THE ENFORCEABILITY OR VALIDITY OF THE REMAINING PROVISIONS HEREOF.

Dated _______________, 2019

WITNESSES: [Each Witness as to both Guarantor executions] _______________________________ [Witness Sign & Print Above] _______________________________ [Witness Sign & Print Above]

GUARANTORS:

__________________________
Name:

Social Sec. no. xxx-xx- __ __ __ __

 __________________________
Name: John Ahr

Social Sec. no. xxx-xx- __ __ __ __

HOME ADDRESS:

FACSIMILE OR CELL NO.:

HOME TELEPHONE:

21

STATE OF ________________	)
	)	ss:
COUNTY OF ______________	)

The foregoing instrument was sworn to and acknowledged before me this ___ day of ___, 2019, by ___ and ___, husband and wife, who are each personally known to me or who produced as identification, and who did each take an oath.

(SEAL)

_____________________________________________________________

(SIGNATURE OF PERSON TAKING ACKNOWLEDGMENT)

______________________________________________________________

(NAME OF OFFICER TAKING ACKNOWLEDGMENT-

TYPED, PRINTED OR STAMPED)

NOTARY PUBLIC

(TITLE OR RANK)

SERIAL NO.

22

GUARANTY

FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord granting, executing, delivering that certain lease of the Premises referenced in the annexed lease as Space No.            at                    , in                       (the “Lease”), by                   , the Landlord (hereinafter called “Landlord”) to                         , the Tenant therein named (hereinafter called “Tenant”), and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Landlord to the undersigned (the receipt and sufficiency thereof being mutually acknowledged), the undersigned does hereby absolutely and unconditionally guarantee to Landlord the full and timely payment of the rent, additional rents and other charges (hereinafter collectively called “rents”) and the full and timely performance of all other terms, covenants and conditions contained in the Lease on the part of the tenant under the Lease to be paid and/or to be performed thereunder, and if any default shall be made by the tenant under the Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money such tenant is or shall become liable for and/or obliged to pay under the Lease and/or fully to satisfy and perform any and all such other terms, covenants and conditions of the Lease on the part of the tenant thereunder to be paid or performed and also to pay any and all damages, expenses and attorneys’ fees including those incurred at all pre-trial, trial and appellate levels, and including attorneys’ fees in any bankruptcy proceedings, in any case whether suit be instituted or not (hereinafter collectively called “damages”) that may be suffered or incurred by Landlord in consequence of the non-payment, partial payment or late payment of said rents or the non-performance, partial performance or late performance of any such other terms, covenants and conditions of the Lease; such payments or rents to be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof; such performance of said other terms, covenants and conditions to be made when due under the Lease and such damages to be paid when incurred by Landlord, all without requiring any notice from Landlord or proof of notice or demand, all of which the undersigned hereby expressly waives.

The undersigned hereby waives notice of the acceptance of this Guaranty and any notice to or demand upon the undersigned which Landlord might otherwise be required to give or make in connection with any matter relating to this Guaranty. This Guaranty is absolute and is not conditioned upon the genuineness, validity, regularity or enforceability of the Lease. The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease or to secure the performance of any of the other terms, covenants and conditions of the Lease or to recover damages, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of the tenant under the Lease.

The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to the tenant under the Lease for payment of rents and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgences granted, from time to time, shall not diminish or affect the obligations of the undersigned or relieve the undersigned from any liability under this Guaranty. The undersigned agrees that the tenant may be dispossessed and/or Landlord may avail itself of or exercise any or all of the rights and/or remedies against the tenant provided by law or by the Lease, and may proceed either against the tenant alone or jointly against the tenant and the undersigned or against the undersigned alone without proceeding against the tenant. The undersigned does hereby further consent to any subsequent changes, modifications and/or amendments of the Lease and any of its terms, covenants and conditions, or in the rents payable thereunder, and/or to any assignment or assignments or subleases of the Lease, and/or to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant or any co-guarantor, irrespective of any lien subordination otherwise granted by Landlord, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied. The undersigned further agrees that the bankruptcy of Tenant or the filing by or against Tenant for relief or remedy under the Federal Bankruptcy Code or any foreign, state or local laws of similar import shall have no effect on the obligations of the undersigned hereunder notwithstanding that the Lease may have been disaffirmed or otherwise impaired. This Guaranty and any of the provisions hereof cannot be modified, waived or terminated, unless in writing, signed by Landlord. All losses, damages, attorneys’ fees through all levels of proceedings, whether or not suit be instituted, and other costs and expenses of whatsoever nature which Landlord incurs in connection with or incidental to the enforcement of this Guaranty shall be payable immediately by the undersigned to Landlord. If the undersigned fails to pay any amount payable under this Guaranty when due, interest on such amount shall accrue at the highest legal rate per annum chargeable to the undersigned in the State wherein the Demised Premises are situate.

23

The provisions of this Guaranty shall apply to and bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns; and if there is more than one (1) Guarantor, the liability hereunder shall be joint and several. The undersigned further represents to Landlord, as an inducement for Landlord to make the Lease, that the undersigned (or either of them, alone) owns all of the entire outstanding capital (and/or other) stock (or evidence of ownership interests) of the Tenant, that the execution and delivery of this Guaranty is not in contravention of the charter or by-laws or applicable state laws governing such Tenant (or the undersigned where the undersigned is an entity), and has been duly authorized by the Board of Directors and/or managing member, if required, its shareholders or other ownership interest holders of Tenant (and the undersigned where the undersigned is an entity).

During the Term of the Lease which this Guaranty is related to, Guarantor covenants and agree that they will not invest in or build or operate a facility that is reasonably likely to have a negative impact on the performance of the Property during the Term of the Lease and that Tenant and Guarantor will not operate, invest in or build such a competitive facility unless the status of the operations at the Premises and the net operating income actually support the need for additional facilities. Guarantor covenants and agrees to focus a sufficient and appropriate amount their professional acumen and time and attention on Tenant’s activities and Tenant’s ability to service its debt and pay its Rent to Landlord on a consistent and timely basis.

Upon request of Landlord (or any successor thereto), the undersigned agrees to deliver (i) a Secretary’s certification and resolution authorizing the execution and delivery of the Lease and/or, (ii) from time to time, a written estoppel statement assuring the recipient that this Guaranty remains in full force and effect and is fully enforceable in accordance with its terms, and including any other reasonable statement relating hereto as the requesting party may require. The undersigned hereby irrevocably consents and submits to the jurisdiction of any federal, state, county or municipal court sitting in the State of Colorado in respect to any action or proceeding brought therein by Landlord against the undersigned concerning any matters arising out of or in any way relating to the Lease or this Guaranty.

The undersigned hereby irrevocably consents to the service upon it of process in any such action or proceeding by the mailing of such process to the undersigned at the Premises or at such other address as the undersigned may specify in a writing sent to Landlord by certified or registered mail, return receipt requested, and hereby agrees that such service shall be deemed sufficient. The undersigned agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned further agrees that any action or proceeding by the undersigned against Landlord in respect to any matters arising out of or in any way relating to the Lease or this Guaranty shall be brought only in the State Court having jurisdiction over the County and/or municipality or local political subdivision (as applicable) where the Property covered by the Lease is located, and that the undersigned shall not object in any proceeding to the jurisdiction and venue thereof. This Guaranty shall be governed by the internal laws of the State of Colorado without regard to conflicts of laws principles.

Notwithstanding anything to the contrary contained herein, so long as there is not an existing default under the Lease or an event of default which is ongoing on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty and the obligations hereunder shall thereafter be of no further force or effect and this Guaranty shall terminate. If an event of default exists on the fifteenth (15th) anniversary of the Commencement Date of the Lease, this Guaranty shall remain in full force and effect for the remainder of the Term of the Lease.

24

Undersigned guarantors who indicate accordingly, represent and warrant that they are married to each other as husband and wife.

AS A FURTHER INDUCEMENT TO LANDLORD TO MAKE THE LEASE AND IN CONSIDERATION THEREFOR, LANDLORD AND THE UNDERSIGNED HEREBY AGREE THAT IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LANDLORD OR THE UNDERSIGNED AGAINST THE OTHER IN RESPECT TO ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE OR THIS GUARANTY, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THAT LANDLORD AND THE UNDERSIGNED SHALL AND DO HEREBY WAIVE TRIAL BY JURY; AND THE PARTIES FURTHER HEREBY WAIVE THE RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE FOREGOING WAIVERS ARE IRREVOCABLE AND MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY MADE AFTER EACH PARTY HAS HAD THE BENEFIT OF OR OPPORTUNITY TO GAIN LEGAL ADVICE AND COUNSEL. EACH PARTY REPRESENTS, WARRANTS AND AFFIRMS TO THE OTHER THAT NO PARTY HAS IN ANY WAY AGREED, REPRESENTED OR OTHERWISE SUGGESTED OR IMPLIED THAT IT WILL NOT FULLY ENFORCE THE FOREGOING WAIVERS IN ALL INSTANCES. LANDLORD IS DEEMED TO HAVE JOINED IN THE WAIVERS OF JURY TRIAL AND RELATED PROVISIONS OF THIS CAPITALIZED PARAGRAPH BY ITS ACCEPTANCE OF THIS GUARANTY. NOTWITHSTANDING THE FOREGOING IN THE EVENT ANY PROVISION OF THIS GUARANTY IS PROHIBITED, UNENFORCEABLE OR INVALID UNDER THE LAWS OF ANY JURISDICTION, INCLUDING THOSE OF THE STATE INDICATED ABOVE, SUCH PROHIBITION, UNENFORCEABLE OR INVALID PROVISION SHALL NOT IN ANY FASHION AFFECT THE ENFORCEABILITY OR VALIDITY OF THE REMAINING PROVISIONS HEREOF.

Dated ___________, 2019

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WITNESSES: [Each Witness as to both Guarantor executions] ______________________________ [Witness Sign & Print Above] _______________________________ [Witness Sign & Print Above]

GUARANTORS:

 _________________________

Name:

Social Sec. no. xxx-xx- __ __ __ __

 ___________________

Name: Dean Hiatt

Social Sec. no. xxx-xx- __ __ __ __

HOME ADDRESS:

FACSIMILE OR CELL NO.:

HOME TELEPHONE:

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STATE OF ________________	)
	)	ss:
COUNTY OF ______________	)

The foregoing instrument was sworn to and acknowledged before me this ____day of ____, 2019, by _____ and ___, husband and wife, who are each personally known to me or who produced as identification, and who did each take an oath.

(SEAL)

_____________________________________________________________

(SIGNATURE OF PERSON TAKING ACKNOWLEDGMENT)

______________________________________________________________

(NAME OF OFFICER TAKING ACKNOWLEDGMENT-

TYPED, PRINTED OR STAMPED)

NOTARY PUBLIC

(TITLE OR RANK)

SERIAL NO.

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AMENDMENT NO. 1 TO LEASE AGREEMENT – LOT 18 – TAMARACK SUBDIVISION

CROSS-DEFAULT

THIS AMENDMENT NO. 1 TO LEASE AGREEMENT – CROSS DEFAULT (this “Modification”), is made and entered into effective as of the 12th day of July, 2019 (the “Effective Date”), by and between JAB Industries Ltd a Colorado LLC (“Tenant”), whose address for notice purposes is 5914 Brave Eagle Drive Colorado Springs, CO 80924 and PW CO CanRE JAB LLC, a Colorado LLC (“Landlord”), whose address for notice purposes is 301 Winding Road, Old Bethpage, New York 11804.

W I T N E S S E T H :

RECITALS:

A. WHEREAS, Landlord and Tenant executed and entered into that certain Lease dated the 12th day of July, 2019 (“Lease No. 1”), with respect to certain space located at Lot 1, Maverick Subdivision, Ordway, Colorado 81063, containing a stipulated 5.20 acres and approximately 5,616 rentable square feet of greenhouse and other related space (“Premises”), all as more particularly described in Lease No. 1; and

B. WHEREAS, Landlord and Tenant executed and entered into that certain Lease dated the 12th day of July, 2019 (“Lease No. 2”), with respect to certain space located at Lot 18, Tamarack Subdivision, 19977 Tamarack Circle, Ordway, Colorado 81063, containing a stipulated 2.11 acres and approximately 13,000 rentable square feet of greenhouse and other related space (“Premises”), all as more particularly described in Lease No. 2; and

C. WHEREAS, Guarantors are the guarantors under that certain Guaranty, dated July 12, 2019 and attached to Lease No. 1 and Lease No .2, having been executed and delivered contemporaneously with the full execution of Lease No. 1 and Lease No. 2 (the “Guarantees”), pursuant to which Guarantors unconditionally guaranteed to and in favor of the landlord under the Lease from time to time and any successors thereto, including the Landlord, the prompt and complete payment and performance of each and every term, provision, covenant and condition under the Lease to be paid and performed by the tenant thereunder from time to time, as more particularly set forth in the Guarantees; and

E. WHEREAS, the parties hereto desire to modify Lease No. 1 and Lease No. 2, together with all rights and obligations contained therein, subject to and in accordance with the following terms and conditions.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. RECITALS: The foregoing recitals are true and correct and are incorporated herein by this reference.

2. CROSS DEFAULT: The parties acknowledge and agree that, as of the Effective Date, a default under Lease No. 1 or Lease No. 2 or under the Guarantees, or any one of them, shall automatically and without further notice or any other action being required under Lease No. 1, Lease No, 2 or the Guarantees, be deemed and automatically create a default under all of the other agreements, even if the terms or conditions of such agreements had not, at that point, been violated. A default under any of the document shall be deemed to be a default under all of the other agreements.

3. MISCELLANEOUS: (i) the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; (ii) this Modification, together with the Lease, constitutes the entire understanding between the parties in respect to the subject matter hereof, and the Lease has not been modified or amended, except by this Modification; (iii) Tenant hereby covenants, represents, warrants and independently stipulates to Landlord that (a) the Lease is not in default by Landlord, and remains in full force and effect, (b) Tenant owns and holds the Tenant’s interest in the Lease, and the same, as well as all leasehold improvements, furniture, fixtures and equipment, and personalty contained in the Premises, are free and clear of all liens, claims and encumbrances of whatsoever kind and nature, and Tenant has paid all personal property and other taxes relating to the same and to the Premises and the Lease, and (c) there has been no change in the ownership of the Tenant which under the terms of the Lease would have required Landlord’s consent thereto; (iv) this Modification constitutes the legal, valid and binding obligation of Tenant and Landlord, and the same is enforceable in accordance with its terms; and (v) all terms defined in the Lease and used in this Modification shall have the meanings ascribed to them in the Lease unless the context clearly otherwise requires.

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4. RATIFICATION: Except as hereby modified, all of the provisions of the Lease are hereby ratified and confirmed and shall be and remain in full force and effect, and the same are enforceable in accordance with their terms.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

LANDLORD: PW CO CanRE JAB LLC a Colorado LLC By: ______________________________ David H. Lesser Authorized Signatory	TENANT: JAB Industries Ltd, a Colorado LLC By: _______________________________ (Sign Above) Print Name: ________________________ Its: _______________________________
Witnesses for Landlord: ______________________________ First Witness for Landlord _______________________________ Second Witness for Landlord	Witnesses for Tenant: ______________________________ First Witness for Tenant _______________________________ Second Witness for Tenant

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